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Elephant Talk Communications Corp.

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August 11, 2014

To the Stockholders of Elephant Talk Communications Corp.:

We are pleased to invite you to attend our 2014 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 9:30 a.m. (New York time) on Friday, September 12, 2014 at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, New York, NY 10020.

Information about the matters to be acted on at the Annual Meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Also enclosed herewith is your proxy card, which includes instructions for voting, and our 2013 Annual Report.

Your vote is extremely important. You may vote by fax or the Internet, as described in the instructions printed on the enclosed proxy card; by mailing the enclosed proxy card; or by voting in person at the Annual Meeting. Whether or not you expect to attend the Annual Meeting, please vote your shares.

I hope you will find it possible to participate in the Annual Meeting.

Sincerely yours,

/s/ Steven van der Velden
Steven van der Velden
Chairman and Chief Executive Officer
Elephant Talk Communications Corp.

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ELEPHANT TALK COMMUNICATIONS CORP.

3600 NW 138TH St., STE 102

Oklahoma City, OK 73134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Elephant Talk Communications Corp.:

Our Annual Meeting of Stockholders (the “Annual Meeting”) will be held at 9:30 a.m. (New York time) on Friday, September 12, 2014 at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, New York, New York 10020. At the Annual Meeting, stockholders will be asked to:

1.	Elect six directors to the Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified;
2.	Approve an increase in the number of shares of our common stock authorized for issuance under the Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan, as amended (the “2008 Plan”) by 10,000,000 shares;
3.	Ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
4.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

The Board of Directors unanimously recommends a vote “FOR ALL” director nominees and “FOR” proposals two and three.

Our Board of Directors has fixed the close of business on July 28, 2014 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

This Proxy Statement and the enclosed form of proxy card are being furnished in connection with the solicitation of proxies by our Board of Directors for use at our 2014 Annual Meeting to be held at 9:30 a.m. (New York time) on Friday, September 12, 2014 at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, New York, New York 10020. In addition to this Proxy Statement and the enclosed proxy card, we have enclosed our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any amendments thereto, which we will collectively refer to as the “proxy materials.” We intend to begin mailing the proxy materials to stockholders on or about August 14, 2014. The proxy materials will be posted on the Internet, at http://www.viewproxy.com/elephanttalk/2014, no later than the day we begin mailing the proxy materials.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 12, 2014: The Proxy Statement and our 2013 Annual Report to Stockholders are available at: http://www.viewproxy.com/elephanttalk/2014.

Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card in the envelope provided or grant your proxy by fax or Internet by following the instructions on your enclosed proxy card. Any stockholder may revoke a submitted proxy at any time before the Annual Meeting by written notice to such effect, by submitting a subsequently dated proxy or by attending the Annual Meeting and voting in person. Those voting by fax or Internet may also revoke their proxy by voting in person at the Annual Meeting or by voting and submitting their proxy at a later time by fax or Internet.

If you have any questions, please contact Alex Vermeulen at alex.vermeulen@elephanttalk.com.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Alex Vermeulen

Alex Vermeulen

Secretary

Dated: August 11, 2014

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TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS	5

PROPOSAL 1	9

ELECTION OF DIRECTORS	9

Other Members of the Board	12

CORPORATE GOVERNANCE	12

EXECUTIVE COMPENSATION	18

COMPENSATION COMMITTEE REPORT	19

PROPOSAL 2	27

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES of our common stock AUTHORIZED FOR ISSUANCE UNDER THE amended and restated elephant talk communications corp. 2008 long-term incentive compensation PLAN, as amended, by 10,000,000 shares	27

AUDIT AND FINANCE COMMITTEE REPORT	32

PROPOSAL 3	34

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2014	34

OTHER INFORMATION	35

Annex A	38
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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this Proxy Statement?

We are providing these proxy materials to you because our Board of Directors is soliciting holders of our common stock to provide proxies to be voted at the Annual Meeting which will take place at 9:30 a.m. (New York time) on Friday, September 12, 2014 at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, New York, New York 10020. Your proxy will be used at the Annual Meeting and at any adjournment or postponement of the Annual Meeting. The proxy materials are being mailed to stockholders beginning on or about August 14, 2014.

In this Proxy Statement, we refer to Elephant Talk Communications Corp. as the “Company,” “we,” “us” or “our.”

Who can vote at the Annual Meeting of Stockholders?

Stockholders who owned shares of our common stock at the close of business on July 28, 2014 (the “Record Date”) may attend and vote at the Annual Meeting. As of the Record Date, there were 147,183,548 shares of our common stock outstanding and no shares of our preferred stock issued or outstanding. All shares of common stock shall have one vote per share and shall vote together as a single class on each proposal. Information about the holdings of our directors and executive officers is contained in the section of this Proxy Statement under the section entitled “Beneficial Ownership of Principal Stockholders, Officers and Directors.”

What will stockholders be voting on?

Stockholders will be voting to:

1.	Elect six directors to our Board of Directors to hold office until the next annual meeting or until their successors are duly elected and qualified (“Proposal 1”);

2.	Approve an increase in the number of shares of our common stock authorized for issuance under the Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan, as amended (the “2008 Plan”) by 10,000,000 shares (“Proposal 2”);

3.	Ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014 (“Proposal 3”); and

4.	Transact such other business as may properly come before the Annual Meeting or any adjournment or postponements thereof.

How do I vote?

1.	By Fax—You can vote your shares by faxing the enclosed proxy card to the number provided on the proxy card by following the instructions provided therein. Your shares will be voted according to your instructions. Voting by fax authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

2.	Over the Internet—You can simplify your voting by voting your shares via the Internet as instructed on the enclosed proxy card. The Internet procedures are designed to authenticate a stockholder’s identity to allow a stockholder to vote such stockholder’s shares and confirm that its instructions have been properly recorded. Voting via the Internet authorizes the named proxies to vote your shares in the same manner as if you had submitted a validly executed proxy card.

3.	By Mail—Complete and sign the enclosed proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors. Unsigned proxy cards will not be voted.

4.	In Person Vote at the Annual Meeting—If you attend the Annual Meeting, you may deliver a completed and signed proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting. If you hold your shares through a bank or broker and wish to vote in person, please bring a “legal” proxy from your bank or broker.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in “street name” through a broker, bank or other nominee, rather than directly in their own names. If you hold your shares through a broker, bank or other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote your shares. If you hold your shares in street name, your broker, bank or other nominee has enclosed a voting instruction card for you to use in directing your broker, bank or other nominee in how to vote your shares. We encourage you to provide voting instructions to your broker, bank or other nominee.

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Effect of Abstentions and Broker Non-Votes

Brokers, banks or other nominees that are member firms of the New York Stock Exchange and who hold shares in street name for customers have the discretion to vote those shares with respect to certain routine matters if they have not received instructions from the beneficial owners. Brokers, banks or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm; however, they will not have this discretionary authority with respect to non-routine matters, including each of the other proposals at the Annual Meeting. With respect to non-routine matters, if beneficial owners do not provide voting instructions, this will result in “broker non-votes.” In the event of a broker non-vote for a non-routine matter, such beneficial owners’ shares will be included in determining whether a quorum is present, but otherwise will not be counted. In addition, abstentions will be included in determining whether a quorum is present. For Proposals 2 and 3, abstentions will have the effect of a vote against Proposals 2 and 3. We encourage you to provide voting instructions to the broker, bank or other nominee that holds your shares.

Can you change your vote or revoke your proxy?

You may revoke your proxy at any time before your shares are voted at the Annual Meeting by:

•	notifying our Secretary, Alex Vermuelen, in writing, at the offices of the Company at 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134, that you are revoking your proxy;

•	submitting a later dated proxy card;

•	voting again by fax or over the Internet; or

•	attending and voting by ballot at the Annual Meeting.

If you are the beneficial owner of shares held in street name, in order to change or revoke your proxy, you must submit new voting instructions to your broker, bank or other nominee pursuant to the instructions you received from them.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed herein, you will be appointing as your proxies Steven van der Velden, our Chairman and Chief Executive Officer, and/or Alex Vermuelen, our General Counsel and Secretary. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

How will your proxy vote your shares?

Your proxy will vote according to your instructions. If you choose to vote by mail and complete, sign and return the enclosed proxy card but do not indicate your vote, your proxy will vote “FOR ALL” of the six director nominees named in Proposal 1 and “FOR” Proposals 2 and 3. We do not intend to bring any other matter for a vote at the Annual Meeting, and we do not know of anyone else who intends to do so, however, with respect to any other business that properly comes before the Annual Meeting, your proxies are authorized to vote on your behalf using their judgment.

What constitutes a quorum?

The holders of a majority of the 147,183,548 shares of common stock issued and outstanding as of the Record Date, either present or represented by proxy, will constitute a quorum. A quorum is necessary in order to conduct business at the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present by attendance at the Annual Meeting or represented by proxy, the Annual Meeting may be adjourned until a quorum is present.

What vote is required to approve each matter and how are votes counted?

Proposal 1 - For the election of directors, each director must be elected by the affirmative vote of a majority of shares present, or represented by proxy, and entitled to vote at the Annual Meeting. Pursuant to our Bylaws (“Bylaws”), for the election of directors, the affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting means that the number of shares voted “For” a director nominee must exceed the number of votes “Withheld” against such nominee.

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Proposals 2 and 3 — For the approval of the increase in the number of shares authorized for issuance under the 2008 Plan (Proposal 2) and the ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP (Proposal 3), each require the affirmative vote of a majority of the shares present and entitled to vote generally on such subject matter. Abstentions with respect to these proposals will be counted for purposes of determining whether or not a quorum is present at the Annual Meeting, and will have the effect of a vote against Proposals 2 and 3.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR All” director nominees and “FOR” each other proposal described in this Proxy Statement.

How are votes counted?

For the director nominees, you may vote “FOR ALL” nominees or withhold your vote from specific nominees by following the instructions in the enclosed proxy card. You may vote “FOR,” “AGAINST” or “ABSTAIN” on each of the other proposals being placed before our stockholders at the Annual Meeting.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed proxy card gives authority to the proxy holders to vote on those matters at their discretion.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be counted as a vote “FOR ALL” director nominees and a vote “FOR” each of the other proposals being placed before our stockholders at the Annual Meeting.

Where do I find the voting results of the Annual Meeting?

We will report the voting results of the Annual Meeting in a Current Report on Form 8-K, which we will file with the Securities and Exchange Commission (“SEC”) within four business days following the Annual Meeting.

What are a dissenters’ rights of appraisal?

The Delaware General Corporation Law (“DGCL”) does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with the proposals described in this Proxy Statement.

What is “householding” and how does it affect me?

Some banks, brokers and other nominee record holders may participate in the practice of “householding” proxy materials. This means that only one copy of these proxy materials may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you write, e-mail or call, Alliance Advisors, at escully@allianceadvisorsllc.com or 973-873-7720.

If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our Investor Relations Department, in writing, at Elephant Talk Communications Corp., 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board of Directors and we will bear the costs of the solicitation. Directors, officers or employees of Elephant Talk may solicit proxies by mail, telephone or other forms of communication. If warranted, we may engage the services of a proxy solicitor in connection with this solicitation, but we have not done so at this time. This solicitation is being made by mail and through the Internet, but also may be made by telephone or in person. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes.

Independent U.S. Registered Public Accounting Firm

We have been advised that representatives of Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) our independent U.S. registered public accounting firm as of March 31, 2014 and for the fiscal year ending December 31, 2014, will not attend the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

In addition, we have been advised that representatives of BDO USA, LLP, our U.S. independent registered public accounting firm for the fiscal year ended December 31, 2013 and through March 31, 2014, will not attend the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

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Why are stockholders being asked to ratify the selection of Squar Milner?

Although stockholder approval of the appointment of Squar Milner as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit and Finance Committee may reconsider its selection of Squar Milner, but will not be required to take any action.

Who can help answer my questions?

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Alex Vermeulen, 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134. Mr. Vermeulen will present a summary of all stockholder communications to the Board of Directors at subsequent meetings of the Board of Directors. The directors will have the opportunity to review the actual communications at their discretion.

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PROPOSAL 1

ELECTION OF DIRECTORS

Director Nominees

The Company’s Board of Directors currently consists of five members and one vacancy. On August 6, 2014, Rijkman Groenink notified the Board of Directors that he would not stand for re-election at the Annual Meeting due to personal reasons. In addition, on August 6, 2014, the Board of Directors increased the size of the Board of Directors from five to six members and has nominated Mr. Jaime Bustillo and Dr. Francisco Ros to fill the two vacancies. At the Annual Meeting, six individuals will stand for election as directors until the 2015 annual meeting of stockholders or until their successors are duly elected and qualified. Except for Mr. Groenink, the four other existing members of the Board of Directors are nominated for election to the Board of Directors and all of the nominees have consented to serve if elected. If any nominee for director becomes unavailable for election, the proxies will be voted for such substitute nominee(s) as the Board of Directors may propose. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected.

Information About the Nominees

Set forth below is the principal occupation and employment of the nominees, the business experience of each nominee for at least the past five years and certain other information relating to the nominees.

Name	Age	Position(s) Held	Director Since
Steven van der Velden	58	Chairman of the Board of Directors, President, Chief Executive Officer	2006
Yves van Sante	54	Director	2006
Geoffrey Leland (1)(2)(3)	44	Director	2014
Carl Stevens (1)(2)(3)	67	Director	2014
Jaime Bustillo	56	Director Nominee
Dr. Francisco Ros	63	Director Nominee

(1)	Currently a member of the Audit and Finance Committee.
(2)	Currently a member of the Nominating and Corporate Governance Committee.
(3)	Currently a member of the Compensation Committee.

Steven van der Velden has been a director since October 2006 and our Chairman, President and Chief Executive Officer since October 2006. Mr. van der Velden has experience in consultancy, logistics, real estate development, telecommunications, e-commerce and investment management. He founded his first consultancy firm in 1983 and since then Mr. van der Velden has started over a dozen companies. Mr. van der Velden is involved in various Information Communication Technology ventures throughout Europe, North America and the Far East, and currently serves as Chairman of the board of directors of QAT Investments SA in Luxembourg. In 2000, he co-founded E-commerce Park NV, which has developed a 50,000 square foot data centre and Internet hosting facility, located on top of the various fiber optic landing points in Curacao. In 1994, Mr. van der Velden co-founded the ITA International Telemedia Association, known today as the Network for Online Commerce, and served as its first Chairman. In the same year, he co-founded InTouch Telecom SA/NV to offer a wide range of business and consumer telecom applications to the Belgian Market, and served as its CEO until the company was sold to Global TeleSystems, Inc. in 1999.  From 1988 until 1992, he served as the first Managing Director of Antillephone NV. Currently, he is a Director of Unicom NV. Between 1986 and 1988, Mr. van der Velden co-headed a team of 16 consultants, which advised on and implemented a wide range of measures to balance budgets and to restructure the internal organizations of the governments of both the Dutch Antilles and the island of Curacao. Mr. van der Velden earned his Master’s Degree in Business Administration from Rotterdam School of Management, the Netherlands, and a Master’s Degree in Law from Leiden University, the Netherlands.

Mr. van der Velden is well qualified to serve on our Board of Directors because of his 30 years of experience in management, 25 of which have been in telecommunications. In addition, Mr. van der Velden was selected because he is our Chief Executive Officer. Mr. van der Velden is the husband of the cousin of Mark Nije, our Chief Financial Officer. Other than the foregoing, there are no family relationships between any other director and executive officer.

Yves van Sante, has served as a director since May 2014. Mr. van Sante currently serves as a board member of various companies. From July 2011 to May 2014, Mr. van Sante was a board observer for our Company, following his service on our Board of Directors from October 2006 to July 2011. Mr. van Sante founded QAT Investments SA in 2002, where he currently serves as the Chief Executive Officer. QAT Investments SA is presently a majority shareholder of the Company. Concurrently, Mr. van Sante holds several management and board positions, specifically, he has served as the Chairman of the board of directors of EuroPochette NV, a cutlery pouch manufacturing company, since 2010 and as the Chairman of the board of directors of GMP, a Belgian factory of Plastic Extrusion Profiles, since 2007. In addition to his position as Chief Executive Officer of QAT Investments SA, Mr. van Sante has served as the Chief Executive Officer of QAT II Investments SA and QAT ARKIV NV since 2006 and QAT Investments III Coop. since 2011. Mr. van Sante has also served as the active Chairman of the board of directors for Sigura, a Belgian software company, since August 2013, the Buro Project, a Belgian company involved in office equipment, since January 2013, and IsoDomo, a Belgian construction company, since January 2014. Prior to founding QAT Investments SA, Mr. van Sante held various management positions in private companies, including such positions as the Managing Director of E-port NV, a call center in Ostend, Belgium, Advisor to the Management Board of Call-IT, a Dutch call center, and Vice-President of Business Services with GTS, a Pan-European telecommunications operator. Mr. van Sante studied Marketing, Communication and Commercial Management at the High School for Business Economics and Commercial Management in Ghent, Belgium in 1980.

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Mr. van Sante is well qualified to serve on the Board of Directors because of his extensive telecommunications background and business experience as a board member to various companies. There are no family relationships between Mr. van Sante and any director or executive officer of the Company.

Geoffrey Leland has served as a director since April 2014. Mr. Leland is the Founder and Principal of LTR Advisory Limited, a Technology, Media and Telecommunications focused advisory company, which was formed in 2011. From 2000 to 2011, Mr. Leland was a member of the technology and telecoms team at Apax Partners SA, serving as Senior Associate, Principal, and Senior Principal. From 1998 to 2000, he served as a Senior Associate at Cowen's London-based Technology Corporate Finance division. Prior to that, Mr. Leland worked in the Mergers and Acquisitions Division at Paribas in 1997. He started his career at Associés en Finance in Paris in 1993 until 1996. Mr. Leland served as a director of Vizada (which was acquired by The EADS Group), Odyssey Financial Technologies (which was acquired by Temenos), and Aims Software (which was acquired by SmartFocus US Inc.), as well as board observer of Cartesis (which was acquired by Business Objects), CCMX (merged with Cegid), DxO Labs, and Avisium (merged with Hubwoo). Mr. Leland received an M.B.A., with distinction (Beta Gamma Sigma) from UC Berkeley's Haas School and an undergraduate Bachelor's degree from the University of Pennsylvania.

Mr. Leland is well qualified to serve on the Board of Directors because of his significant experience in private equity related transactions as well as his experience in the technology and telecommunications sectors. There are no family relationships between Mr. Leland and any director or executive officer of the Company.

Carl D. Stevens has served as director since April 2014. Mr. Stevens currently manages personal investments. From January 2006 to July 2011, Mr. Stevens was a member of the compensation committee of the board of directors of Diamondhead Casino Corporation. In June 2001, Mr. Stevens was named CEO and President of Cogient Corporation, a medical software and services provider. Mr. Stevens resigned as CEO of Cogient Corporation in January 2004 to manage his investments. From 1999 to 2001, Mr. Stevens was Division President of Infocast Corporation Inc. Mr. Stevens headed the Company’s efforts in the e-Learning and Virtual Contact Center divisions. From 1997 to 1999, Mr. Stevens served as President and CEO of ITC Corporation, (NYSE: ITC), a publisher and distributor of multimedia training materials with worldwide sales. Mr. Stevens spent 26 years with the IBM Corporation (NYSE: IBM), in various sales and management positions, including Branch Manager, Atlanta, Georgia. The Branch was responsible for the Southeast United States. Mr. Stevens also served as Program Director for Public Sector Sales for the United States and was the founder and manager of IBM’s National Distribution Divisions Contract Compliance Department. Mr. Stevens attended Indiana University where he majored in business administration. Mr. Stevens is a veteran of the United States Air Force.

Mr. Stevens is well qualified to serve on the Board of Directors because of his executive level experience as well as valuable knowledge he brings regarding the issues facing a board of directors. There are no family relationships between Mr. Stevens and any director or executive officer of the Company.

Jaime Bustillo is a nominee to serve on our Board of Directors. Mr. Bustillo is the CEO of AIRIS mobile, a Spanish mobile virtual network operator and the Administrado of Bustillo Ramirez Solar SL, a solar power producer based in Spain. From 2000 to 2012, Mr. Bustillo held a number of senior positions at Vodafone Group Plc (“Vodafone”) (NASDAQ:VOD), a leading global telecommunications group. From May 2012 to December 2012, Mr. Bustillo was the Group Director of Networks Evolution for Vodafone. From January 2006 to April 2012, he served as Vodafone’s Chief Technical Officer Western Region, and was a member of Spain Excomm and the Vodafone Group Technology Board. From June 2004 to May 2009, Mr. Bustillo was a Member of the Board of Vizzavi España, a Vodafone subsidiary (renamed Vodafone Enabler España), and Chairman of the Board from June 2009 through May 2012. From 2000 to 2006, Mr. Bustillo held various positions at Vodafone, including, Head of Innovation and New Product Development, Member of Vodafone Group Global Product Management Council, Director of Customer Management for Vodafone Spain, and member of Vodafone Group CRM Council. Mr. Bustillo holds a Telecommunications Engineering degree from Universidad Politécnica de Madrid.

Mr. Bustillo is well qualified to serve on our Board of Directors because of his extensive technical knowledge of, and business experience in, the wireless telecommunications industry in Europe, particularly in the area of mobile virtual network operators. There are no family relationships between Mr. Bustillo and any director or executive officer of the Company.

Francisco Ros is a nominee to serve on our Board of Directors. Dr. Ros is Executive President of First International Partners SL, a business consulting firm he founded in 2002. Since 2010, Dr. Ros has been a member of the Board of Directors of Qualcomm Incorporated (“Qualcomm”) (NASDAQ: QCOM), a world-leading provider of wireless technology and services, and has served as a member of Qualcomm’s Finance Committee since March 2014, and previously served as a member of Qualcomm’s Governance Committee. From July 2003 to April 2004, Dr. Ros served as a Senior Director of Business Development at Qualcomm Europe and Managing Director of Qualcomm Spain. Dr. Ros is also non-executive Chairman of Asurion Spain, Asurion being a large international company providing insurance, protection and support for mobile users, and Professor Ad-Honorem at Universidad Politécnica de Madrid, and serves as a senior advisor to Kreab Gavin Anderson, a communication consultancy company, and to venture capital funds Ambar Capital , and Invest Gala. From October 2012 to June 2013, Dr. Ros was a Director of Proteccion On-Line SL, a start-up company which is developing protection tools to encrypt internet files. From May 2004 through July 2010, Dr. Ros was Secretary of State (Vice Minister) of the Government of Spain, responsible for Telecommunications and the Development of the Information Society. From January 2000 to June 2002, Dr. Ros was Chairman and CEO of Alua/Broadband Optical Access SA, a telecommunications company he co-founded. From October 1998, Dr. Ros served as President and CEO of Unisource, a pan-European joint venture for advanced telecommunications. From April 1983 to November 1996, Dr. Ros held key positions within the Telefónica Group, including General Manager for Telefonica International at the time of its great expansion into Latin -America, and became Managing Director of the Telefónica holding company and member of its Executive Management Board. In 2011, Dr. Ros received the Great Cross of the Order of Civil Merit and the Great Plaque of Telecommunications and the Information Society, both granted by the Government of Spain. Dr. Ros holds two Ph.Ds: one in Telecommunications from the Universidad Politécnica de Madrid and a second in Electrical Engineering and Computer Science from the Massachusetts Institute of Technology (MIT). He also holds a Telecommunications Advanced Engineering Degree from the Universidad Politécnica de Madrid and an M.S. in Electrical Engineering and Computer Science from MIT. In 1990, Dr. Ros received an advanced management degree from the Instituto de Estudios Superiores de la Empresa (IESE) in Madrid.

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Dr. Ros is well qualified to serve on our Board of Directors because he has over 30 years of international experience in the telecommunications and IT sectors. He will bring extensive business knowledge and experience as a senior executive, government official, director and chairman of the board to the issues facing the Company. There are no family relationships between Dr. Ros and any director or executive officer of the Company.

Required Vote

Each director must be elected by the affirmative vote of a majority of shares present and entitled to vote generally on the election of directors. Pursuant to our Bylaws, for the election of directors, the affirmative vote of a majority of the shares present and entitled to vote generally on the election of directors means that the number of shares voted “For” a director nominee must exceed the number of votes “Withheld” against such director nominee.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” SIX DIRECTOR NOMINEES.

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Other Members of the Board

The Board of Directors currently consists of five directors. In addition to the director nominees described above, Mr. Groenink, described below, is a current member of the Board of Directors, the Audit and Finance Committee, the Compensation Committee and serves as Chairman of the Nominating and Corporate Governance Committee.

Rijkman Groenink, 64, has served as as director since April 2011. Mr. Groenink’s career spans nearly 35 years at ABN Amro, starting in 1974 at Amro, prior to its merger with ABN in 1991. He served for more than seven years as Chairman of the Managing Board of ABN Amro Holding NV. Under Mr. Groenink’s leadership the bank was streamlined to focus on its core activities, while bolstering its operations through successful acquisitions, such as Banco Sudameris in Brazil, Delbrück & Co. and Bethmann Maffei in Germany, Michigan National and Banca Antonveneta. Mr. Groenink was elected European Banker of the Year in 2005. In November 2007, he left as Chairman at ABN Amro, following the acquisition of the bank by a consortium of banks, comprising of RBS, Fortis and Santander. He is currently a partner at Atlas N.V., an investment vehicle and serves on a number of EU Supervisory Boards, mostly in the capacity as non-executive chairman. Mr. Groenink received a law doctorate from the University of Utrecht, a Diploma in Business Administration from Manchester Business School, and a M.B.A. (honoris Causa) in International Business from the MIB School of Management in Trieste, Italy. Mr. Groenink received a royal knighthood, when he was appointed Officer in the Order of Oranje-Nassau by Her Majesty Queen Beatrix in 2006.

Mr. Groenink is well qualified to serve on our Board of Directors because of his experience as executive chairman in international banking and corporate finance and because he is independent. There are no family relationships between Mr. Groenink and any director or executive officer of the Company.

CORPORATE GOVERNANCE

Independence Standards for Directors

Three of our current directors, Geoffrey Leland, Rijkman Groenink and Carl Stevens, with Messrs. Leland and Stevens standing for re-election, and the two director nominees, Jaime Bustillo and Francisco Ros, are not related to each other and are “independent” under Section 803 of the Company Guide of the NYSE MKT LLC. Each of Messrs. Leland, Groenink and Stevens currently serve on the Audit and Finance Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. The two other current directors to be considered for election are Steven van der Velden and Yves van Sante, neither of whom is independent.

In addition, Messrs. Leland, Groenink and Stevens, and director nominees Messrs. Bustillo and Ros, qualify as “independent” under the standards established by the SEC for members of audit committees and as “outside directors” within the meaning of the U.S. Internal Revenue Code Section 162(m).

Board Committees

Our Board of Directors has established three standing committees, the Audit and Finance Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. Each committee operates under a charter that has been approved by the Board of Directors, each of which is available free of charge on our website, www.elephanttalk.com.

Audit and Finance Committee

Our Board of Directors has established an Audit and Finance Committee, presently composed of Messrs. Leland, Groenink and Stevens. Mr. Leland and Mr. Stevens have served on the Audit and Finance Committee since April 2014. Mr. Leland serves as the Chairman of the Audit and Finance Committee. The Board of Directors has determined that Mr. Leland is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Leland’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon Mr. Leland any duties, obligations or liabilities that are greater than those generally imposed on him as a member of the Audit and Finance Committee and the Board of Directors, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liabilities of any other member of the Audit and Finance Committee or the Board of Directors. Our Board of Directors also determined that Mr. Leland has sufficient knowledge in reading and understanding financial statements to serve on the Audit and Finance Committee.

The Audit and Finance Committee met six times during 2013 and also acted by unanimous written consent six times. Each of the then-current members was present at all of the Audit and Finance Committee meetings held during 2013.

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The Audit and Finance Committee oversees our corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the Audit and Finance Committee has a charter which is reviewed annually and performs several functions. The Audit and Finance Committee:

•	evaluates the independence and performance of, and assesses the qualifications of, our independent auditor, and engages such independent auditor;

•	approves the plan and fees for the annual audit, quarterly reviews, tax and other audit-related services, and approves in advance any non-audit service to be provided by the independent auditor;

•	reviews and approves related-party transactions;

•	monitors the independence of the independent auditor and the rotation of partners of the independent auditor on our engagement team as required by law;

•	reviews the financial statements to be included in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and reviews with management and the independent auditors the results of the annual audit and reviews of our quarterly financial statements;

•	oversees all aspects of our systems of internal accounting control and corporate governance functions on behalf of the Board of Directors; and

•	provides oversight assistance in connection with legal, ethical and risk management compliance programs established by management and the Board of Directors, including Sarbanes-Oxley implementation, and makes recommendations to the Board of Directors regarding corporate governance issues and policy decisions.

Nominating and Corporate Governance Committee

Our Board of Directors has established a Nominating and Corporate Governance Committee, presently composed of Messrs. Groenink, Stevens and Leland. Mr. Leland and Mr. Stevens have served on the Nominating and Corporate Governance Committee since April 2014. Mr. Groenink serves as the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is charged with the responsibility of reviewing our corporate governance policies and with proposing new potential director nominees to the Board of Directors for consideration.

The Nominating and Corporate Governance Committee met two times in 2013 and has a charter which is reviewed annually. Each of the then-current committee members was present at all of the Nominating and Corporate Governance Committee meetings held during 2013.

The Nominating and Corporate Governance Committee will consider director nominees recommended by stockholders. To recommend a nominee, please write to the Nominating and Corporate Governance Committee, c/o Alex Vermeulen, Elephant Talk Communications Corp., 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134. The Nominating and Corporate Governance Committee will assess all director nominees using the same criteria it considers generally, discussed in this Proxy Statement under the heading entitled “Director and Officer Qualifications.” During 2013, we did not pay any fees to any third parties to assist in the identification of nominees.

Compensation Committee

Our Board of Directors has established a Compensation Committee composed of Messrs. Stevens, Groenink and Leland. Mr. Leland and Mr. Stevens have served on the Compensation Committee since April 2014. Mr. Stevens serves as the Chairman of the Compensation Committee. The Compensation Committee reviews or recommends the compensation arrangements for our management and employees and also assists the Board of Directors in reviewing and approving matters such as our benefit and insurance plans.

The Compensation Committee met seven times during 2013. Each of the then-current committee members was present at all of the Compensation Committee meetings held during 2013.

The Compensation Committee has the authority to directly engage, at our expense, any compensation consultants or other advisers as it deems necessary to carry out its responsibilities in determining the amount and form of employee, executive and director compensation. In 2013, the Compensation Committee did not engage any such compensation consultants or advisers.

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Director and Executive Officer Qualifications

The Nominating and Corporate Governance Committee does not have a formal diversity policy and it has not formally established any specific, minimum qualifications that must be met by each of our executive officers or directors or specific qualities or skills that are necessary for one or more of our executive officers or members of the Board of Directors to possess. However, our Nominating and Corporate Governance Committee generally evaluates and recommends candidates with a focus on the following qualities: educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom and ability to represent the best interests of our stockholders.

Our executive officers and Board of Directors are composed of a diverse group of leaders. In their prior positions, they gained experience in core management skills, such as strategic and financial planning, public company financial reporting, compliance, risk management and leadership development. Most of our executive officers and directors also have experience serving on boards of directors and board committees of other public companies or private companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges and strategies.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors determines what corporate leadership structure it deems appropriate for the Company based on factors such as the experience of the applicable individuals, the current business environment of the Company, the current stage of development and commercialization of our business, as well as other relevant factors.

The Board of Directors is also responsible for oversight of our risk management practices, while management is responsible for the day-to-day risk management processes. Our Board of Directors does not have a policy regarding the separation of the offices of Chairman of the Board of Directors and Chief Executive Officer. Our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairman of the Board of Directors and Chief Executive Officer, as it may determine from time to time, may be in the best interests of the Company.

Currently, our Chief Executive Officer serves as the Chairman of our Board of Directors. We believe that this structure is appropriate because it allows one person to speak for and lead the Company and the Board of Directors. In our view, splitting the roles would potentially have the consequence of making our management and governance processes less effective than they are today through a blurring of clear lines of accountability and responsibility, without any clear offsetting benefits.

Attendance at Board, Committee and Stockholder Meetings

Our Board of Directors met in person and telephonically fourteen times during 2013 and also acted by unanimous written consent nine times. Each of the re-elected members of our Board of Directors was present at 75% or more of the Board of Directors meetings held. In 2013, Mr. van der Velden was the only current director who attended the 2013 annual meeting of stockholders, while Mr. Groenink participated at the 2013 annual meeting of stockholders telephonically. We have encouraged, but do not require, all of our directors to be in attendance at the Annual Meeting either in person or by remote communication. In addition, we have encouraged, but do not require, our directors to attend future annual meetings of stockholders in person.

Stockholder Communications

Stockholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Alex Vermeulen, 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134. Mr. Vermeulen will present a summary of all stockholder communications to the Board of Directors at subsequent meetings of the Board of Directors. The directors will have the opportunity to review the actual communications at their discretion.

Executive Officers

Listed below are the names of the executive officers and significant employees of the Company, their ages as of July 28, 2014 and positions held:

Name	Age	Position(s) Held
Steven van der Velden	58	Chairman of the Board of Directors, Chief Executive Officer and President
Martin Zuurbier	54	Operations, Chief Operational Officer
Floris van den Broek	49	Vice President
Mark Nije	51	Chief Financial Officer
Patrick Carroll	55	Executive Chairman – ValidSoft (our subsidiary)
Paul Burmester	50	Chief Executive Officer – ValidSoft (our subsidiary )
Alex Vermeulen	60	General Counsel

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Executive Officers

Steven van der Velden Please see biographical information under Steven van der Velden above under the heading entitled “Information About the Nominees.”

Martin Zuurbier has been responsible for Operations as Chief Operational Officer since January 2007 and served as a director from January 2007 through July 2012. In June 2012, Mr. Zuurbier resigned from the Board of Directors. From January 2005 until January 2007, Mr. Zuurbier had been the Chief Operating Officer and Chief Technology Officer of Benoit Telecom Holding AG, a telecom service provider in Europe that was acquired by us in January 2007. From December 1999 to December 2004, Mr. Zuurbier served as director and was the founder of Vocalis Telecom Group located in the Netherlands and Switzerland. Mr. Zuurbier was responsible for building, maintaining and operating a telecommunications network spanning eight countries in Europe, including all back-office, billing and client provisioning management systems. From January 1995 to June 1999, Mr. Zuurbier was directly involved in the telecommunications industry and was involved in the development of new switching technology in collaboration with hardware manufacturer Dialogic, implementation of the Amsterdam Carrier Ring in 1999 with COLT Telecom BV as the launch customer, and negotiating increased capacity on behalf of various international telecommunications companies. Prior to 1995, Mr. Zuurbier was involved in the production of television commercials for the European market.

Floris van den Broek has served as the Vice President of our Mobile Platform business since December 2013. Mr. van den Broek’s interest is in accelerating growth in Telecoms and IT business and he has been in that field for his entire career. From September 2010 until December 2013, Mr. Van den Broek was Chief Commercial Officer of Software Improvement Group (SIG), an international software and IT company. Mr. van den Broek was also Vice President and general manager Telecom from 2005 to 2008 and VP International Home Healthcare from 2008 to 2010 at Philips Electronics NV. Until 2005, Mr. van den Broek was Managing Director of Level 3 Communications, an international telecom operator company which he founded in the Netherlands in 1999. From 1995 to 1998, he managed the international multilateral business of AT&T, based in New Jersey (USA), where he created and managed foreign operations and local operators in Latin America and Europe.  Mr. van den Broek started at AT&T in sales and delivery of telecom equipment to operators in the Europe, Middle-East and Africa regions. He earned his Masters and PhD in Information Systems at the Technical University Delft (The Netherlands) and an MBA at University of California, Berkeley. Mr. van den Broek was elected Telecom Manager of the Year of the Netherlands in 2004.

Mark Nije was general manager in Europe of Benoit Telecom Group from the end of 2004 through January 2007. Mr. Nije was appointed Chief Financial Officer of the Company in December 2008. Mr. Nije has experience in finance, project management, business development, investment management, logistics and telecommunications. Mr. Nije started as project manager and management consultant for Tebodin Consulting Engineers and Reitsma & Wertheim M&A specialists, in the Netherlands. In 1990, he co-founded Logistic Management International NV (LMI), an international cargo transportation and airport handling company at the airport of Curacao, in the Netherlands Antilles. During those years, he served as a board member and vice-chairman of the Curacao Exporters Association. From 2000 to 2002, Mr. Nije was co-founder and director of PickYourGifts BV, an internet start-up. In 2003, he became partner of QAT Investments SA, the Luxemburg venture capital fund, where he has been active as investment manager and/or board member in various ICT related ventures of QAT. Currently, he is a member of the Dutch Association of CEOs and Directors (NCD). Mr. Nije earned his Master’s Degree in Business Administration from the Rotterdam School of Management, Erasmus University, the Netherlands, and a Bachelor of Science Degree in Building Construction Management from the University of Reading, United Kingdom.

Mr. Nije is a cousin of the wife of Mr. van der Velden. Other than the foregoing, there are no family relationships between any other director and executive officer.

Patrick Carroll is the Founder of ValidSoft UK Limited (“ValidSoft”), which we acquired in 2010. Mr. Carroll served as ValdiSoft’s CEO from 2003 until November 2013. Mr. Carroll is currently an executive Chairman of ValidSoft’s board of directors. ValidSoft is a software engineering company that develops advanced security software solutions to help global institutions counter the most sophisticated card and electronic fraud consistent with leading independent research thinking. Prior to founding ValidSoft, Mr. Carroll was employed as Head of Electronic Trading Technology in Europe for Goldman Sachs International, where his responsibilities included technical strategy related to Electronic Trading, Client Connectivity and Straight Through Processing (STP). Mr. Carroll has over 25 years of extensive financial services and technical experience and has previously worked in a senior capacity at J.P Morgan, Credit Suisse Financial Products and Bankers Trust Company.

Paul Burmester has served as the CEO of ValidSoft since November 2013. Since January 2011, Mr. Burmester has been a strategic advisor, angel investor, and mentor for a number of early, mid, and late stage technology companies, mentoring and giving strategic advice and support as required in order to drive such companies to market success. Mr. Burmester also advises several Private Equity, Venture Capital, and Incubator funds with regard to their technology investments. From February 2012 through February 2013, Mr. Burmester was the Senior Vice President and General Manager at MobiTV, a privately funded San Francisco-based company, undertaking a one-year contract to build and execute an international strategy in Europe, the Middle East, and Africa. From July 2006 through April 2010, Mr. Burmester was the Chief Commercial Officer and Executive Vice President of Sales and Marketing at SpinVox, which was sold to Nuance in December 2009.

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Alexander Vermeulen In 2006, Mr. Vermeulen started working for us as a consultant and, in 2007, he joined us full time as General Counsel. Mr. Vermeulen worked for twenty years as a manager of ING, one of Europe’s leading financial groups. He served amongst others as General Manager in the Caribbean area and General Manager Postbank Insurances, a leading direct underwriter in the Netherlands. In Italy, he was responsible for all the life insurance activities of ING and was a director of various ING entities, including the fund investment company, ING Investment Management Italia S.G.R., S.p.A. In 2003, Mr. Vermeulen started his own consulting company in Italy, initially with advisory services in the life insurance market and broadening later on to other sectors. Mr. Vermeulen holds a Master’s degree in Law from Leiden University, the Netherlands.

None of our directors or executive officers have been involved in any legal proceeding enumerated in Regulation S-K Item 401 within the time periods described in that regulation.

Section16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the “reporting persons”) file with the SEC various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2013, there were untimely filed Forms 3, 4 and 5 as outlined herein, specifically: (i) four reports on Form 4 covering eight transactions filed by Patrick Carroll; (ii) three reports on Form 4 covering three transactions filed by Rijkman Groenink; (iii) four reports on Form 4 covering seven transactions filed by Phil Hickman; (iv) three reports on Form 4 covering three transactions filed by Charles Levine; (v) two reports on Form 4 covering six transactions filed by QAT II Investments SA; (vi) one report on Form 4 covering four transactions and one report on Form 5 filed by Steven van der Velden; (vii) two reports on Form 4 covering three transactions by Johan Dejager; (viii) one report on Form 4 covering one transaction and one report on Form 3 by Paul Burmester; (ix) one report on Form 4 covering one transaction by Alex Vermeulen; (x) one report on Form 4 covering four transactions by Mark Nije; and (xi) one report covering four transactions by Mark Zuurbier. In addition, the Company has become aware that (a) QAT Investments SA has not filed a report on Form 4 or Form 5 pertaining to certain sales, the acquisition of certain convertible notes and warrants by QAT Investments SA and the issuance of warrants to QMG in connection with a financing of the Company; and (b) QAT II Investments SA. has not filed a Form 4 reporting certain sales.

Compensation Committee Interlocks and Insider Participation

For the majority of fiscal year 2013, the Compensation Committee consisted of three independent directors, being Mr. Charles Levine (Chairman), Mr. Groenink and Mr. Phil Hickman. Mr. Levine resigned from the Board of Directors on December 17, 2013. Mr. Hickman was not re-elected at the 2013 annual meeting of stockholders held on December 18, 2013. Therefore, Mr. Levine and Mr. Hickman were no longer members of the Compensation Committee as of those respective dates. There are no Compensation Committee interlocks between the Company and other entities involving the Company’s executive officers and directors required to be reported under the rules and regulations of the Exchange Act. None of the Compensation Committee members were involved in any transactions requiring disclosure as a related party transaction under the rules of the Exchange Act.

Code of Conduct

We have adopted a code of conduct that outlines the principles, policies and laws that govern our activities and establishes guidelines for conduct in the workplace. The code of conduct applies to all employees, as well as each member of our Board of Directors. All employees are required to read the code of conduct and affirm in writing their acceptance of the code. Our code of conduct is posted on our website, www.elephanttalk.com. We intend to satisfy any disclosure requirement under Item 5.05 of Form 8-K regarding an amendment to, or waiver from, a provision of our code of conduct by posting such information on our website, www.elephanttalk.com. A copy of our code of conduct is also available in print, without charge, upon written request to 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134 . Attn: Alex Vermeulen.

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BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS, OFFICERS AND DIRECTORS

The following table sets forth, based on 147,183,548 shares of our common stock outstanding as of July 28, 2014, certain information as to the stock ownership of each person known by us to own beneficially five percent or more of the outstanding common stock, of each of the our executive officers and directors who owns any shares and of all executive officers and directors as a group. In computing the outstanding shares of common stock, we have excluded all shares of common stock subject to options, warrants or other securities that are not currently exercisable or exercisable within 60 days and are, therefore, not deemed to be outstanding and beneficially owned by the person holding the options, warrants or other securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. Unless otherwise indicated, the address for each person listed below is c/o Elephant Talk Communications Corp., at 3600 NW 138TH St., STE 102, Oklahoma City, OK 73134.

Name of Beneficial Holder	Number of Shares of Common Stock Owned*		Percent of Class as of July 28, 2014
Rising Water Capital AG (“RWC”)	32,084,518	(2)	21.0%
CMV Invest II CVA (“CMV II”)	8,689,660	(3)	5.7%
Patrick Carroll	1,615,921	(4)	1.1%
QAT Investments SA (“QAT”)	17,755,463	(5)	11.7%
QAT II Investments SA (“QAT II”)	18,449,150	(6)	11.9%
Carl D. Stevens	418,762	(1)	(1)
Rijkman Groenink	346,338	(1)	(1)
Martin Zuurbier	1,805,438	(7)	1.2%
Yves van Sante	2,605,616	(8)	1.8%
Mark Nije	1,482,547	(9)	1.0%
Geoffrey Leland	20,638	(1)	(1)
Alex Vermeulen	662,170	(1)(10)	(1)
Steven van der Velden	12,015,537	(11)	7.9%
Paul Burmester	900,000	(1)	(1)
Floris van den Broek	900,000	(1)	(1)
Jaime Bustillo	0	(1)	(1)
Francisco Ros	0	(1)	(1)
All Officers and Directors as a Group	22,772,967		14.5%

* Calculated in accordance with Rule 13d-(3)(d)(1) under the Securities Exchange Act of 1934.

(1)	Less than one percent.
(2)	Includes 26,169,031 shares of our common stock and warrants to purchase 5,915,487 shares of our common stock all of which are exercisable on or before September 26, 2014.
(3)	Includes 3,475,864 shares of our common stock and warrants to purchase 5,213,796 shares of our common stock all of which are exercisable on or before September 26, 2014.
(4)	Includes 515,008 shares of our common stock and options to purchase 1,100,913 shares of our common stock, all of which are exercisable on or before September 26, 2014.
(5)	Includes 13,424,713 shares of our common stock and warrants to purchase 3,034,645 shares of our common stock all owned directly by RWC. QAT holds an approximate 51.3% ownership interest in RWC. Includes 403,175 shares of our common stock and warrants to purchase 892,930 shares of our common stock, all of which are exercisable on or before September 26, 2014.
(6)	Includes 10,428,037 shares of our common stock and warrants to purchase 8,021,113 shares of our common stock all of which are exercisable on or before September 26, 2014.
(7)	Mr. Zuurbier, owns 100% of Interact W.L.L. and therefore has voting and dispositive power of the 702,732 shares of our common stock held by this entity. Includes options to purchase 1,102,706 shares of our common stock, all of which are exercisable on or before September 26 , 2014.
(8)	Includes 1,243,128 shares of our common stock and warrants to purchase 281,009 shares of our common stock held by RWC, all of which are exercisable on or before September 26, 2014. Mr. van Sante has an approximate 9.3% interest in QAT which holds an approximate 51.3% interest in RWC. Includes 37,334 shares of our common stock and warrants to purchase 82,685 shares of our common stock held by QAT, all of which are exercisable on or before September 26, 2014. Mr. van Sante has an approximate 9.3% interest in QAT. Includes 8,473 shares of our common stock held by CMV Invest CVA (“CMV I”). Mr. van Sante has an approximate 0.6% interest in CMV I. Includes 381,195 shares of our common stock and warrants to purchase 571,792 shares of our common stock held by CMV II, all of which are exercisable on or before September 26, 2014. Mr. van Sante has an approximate 0.2% interest in CMV II.
(9)	Mr. Nije owns 100% of LMI Europe B.V. and therefore has voting and dispositive power of the 50,391 shares of our common stock held by this entity. Includes options to purchase 736,731 shares of our common stock, all of which are exercisable on or before September 26, 2014.
(10)	Includes options to purchase 370,038 shares of our common stock, all of which are exercisable on or before September 26 , 2014. Includes 292,132 shares of our common stock that Mr. Vermeulen has pledged to a financial institution relating to a credit facility.
(11)

Includes warrants to purchase 2,892,587 shares of our common stock and options to purchase 2,667,247 shares of our common stock, all of which are exercisable on or before September 26 , 2014, through Interfield Consultancy Ltd which is 100% owned by Mr. van der Velden.

The number of shares does not include shares directly owned by RWC, QAT, QAT II, CMV Invest CVA and CMV Invest II CVA. Mr. van der Velden has certain percentage of ownership of the entities below. However, he does not control the right to vote or dispose of such shares directly owned by these entities and thus disclaims beneficial ownership with respect to such shares as outlined below.

•      RWC: 38.7% through Interfield Consultancy Ltd., of which around 50% is held on behalf om Mr. Zuurbier, COO

•      QAT: 30.79%

•      QAT II: 36.97%

•      CMV Invest CVA: 27.5%

•      CMV Invest II CVA: 40.75%

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EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This discussion and analysis of compensation arrangements with our named executive officers is intended to provide context for the decisions underlying the compensation paid to our named executive officers for the fiscal year ended December 31, 2013 and should be read together with the compensation tables and related disclosures set forth below.

Our Compensation Objectives

We strive to establish compensation practices and provide compensation opportunities that attract, retain and reward our executives and strengthen the mutuality of interests between our executives and our stockholders in order to motivate them to maximize stockholder value. Typically, an executive officer’s total compensation should consist of a combination of cash payments and equity awards, to achieve a balance between productive short- and long-term performance. The cash component of our compensation primarily consists of base salary and cash incentive payments upon the achievement of certain corporate objectives. The equity component of our compensation program is designed to align the interests of management with those of our stockholders.

In 2011, the Compensation Committee gathered information from independent sources to determine a list of appropriate peer companies, compensation ranges for the executive officers and recommendations. In 2013, the Compensation Committee determined compensation based on recommendations from the Chief Executive Officer and the information from its 2011 review of appropriate peer companies.

Our named executive officers are permitted to elect to receive payment of base salary and bonuses in cash or in shares of our common stock. In 2013, Mr. van der Velden and Mr. Carroll elected to receive common stock in lieu of their base salary. In addition, our Compensation Committee approved certain stock option awards for our named executive officers in line with our policy to provide equity awards as a component of overall compensation. For more information, see the section titled “Outstanding Equity Awards at Fiscal Year-End.”

Consideration of 2012 “Say on Pay” Advisory Vote

At our 2012 annual meeting of stockholders, for our advisory stockholder vote on executive compensation, approximately 64% of the shares that were voted by our stockholders approved our executive compensation described in our Proxy Statement for the 2012 annual meeting of stockholders filed with the SEC on August 23, 2012. The Compensation Committee viewed the results of this vote as a confirmation that the Company’s stockholders support the compensation policies and practices of the Company. At the 2012 annual meeting of stockholders, it was also decided that such a vote should be held only every three years. Accordingly, the next advisory vote on executive compensation will take place at our 2015 annual meeting of stockholders.

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Incentive Bonus for Named Executive Officers

It is the Compensation Committee’s objective to have a substantial portion of each named executive officer’s compensation contingent upon the achievement of corporate objectives. At the beginning of each year, our Chief Executive Officer discusses corporate objectives with the Compensation Committee to be used in the bonus plan. The Compensation Committee reviews the objectives with the Chief Executive Officer and then determines which objectives will be approved and in effect for such fiscal year. In 2013, the Compensation Committee approved the corporate objectives with modifications from the objectives suggested by our Chief Executive Officer. In 2013, each of our named executive officers was eligible to receive a cash bonus, subject to satisfaction of the corporate objectives, of up to a percentage of their base salary as set forth below :

•	Steven van der Velden	60%
•	Martin Zuurbier	50%
•	Patrick Carroll	50%
•	Mark Nije	40%
•	Alex Vermeulen	35%

The target bonus amounts are established by the Compensation Committee at the beginning of each year and are based primarily on the Compensation Committee’s understanding of the compensation arrangements for similar positions in the industry. The bonus amounts may be paid in cash, common stock or a combination thereof as determined by the Compensation Committee.

At the end of the year, our Chief Executive Officer evaluates the achievement of the corporate objectives and then recommends an incentive award or bonus for each of the executive officers to the Compensation Committee. In 2013, the corporate objectives on which bonuses were determined for our named executive officers are as follows:

•	Cash flow	33.3%
•	Revenue	33.3%
•	Deal closure	33.3%

It was determined that Cash Flow and Revenue targets would only count if the targets were met in full. If the Revenue target were to be exceeded, the bonus for this category would have been raised pro rata with a cap of 100%. For 2013, the Compensation Committee’s final review of the corporate objectives and the extent to which such corporate objectives were satisfied by the named executive officers was completed in July 2014.

We believe the structure of the corporate objectives, set by the Compensation Committee, along with overall company performance, creates incentives that align management’s interests with the interests of our stockholders.

Any bonus allocation on performance levels of any executive officer is only determined after the completion of the applicable fiscal year and such bonus allocation is based on achieved targets and overall performance for that fiscal year. It is our policy that no portion of any incentive awards is paid until the completion of the fiscal year for which the award is determined. We believe this helps to prevent the need for adjustment or recovery of incentive award payments based on the Compensation Committee’s review of actual results and satisfaction of corporate objectives.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis. Based on such review and discussion, the Compensation Committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted,

The Compensation Committee of the Board of Directors
/s/ Carl Stevens, Chairman
/s/ Geoffrey Leland
/s/ Rijkman Groenink

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Compensation of Executive Officers Summary Table

The following table sets forth all annualized compensation paid to our named executive officers at the end of the fiscal years ended December 31, 2013, 2012 and 2011. Individuals we refer to as our “named executive officers” include our Chief Executive Officer, Chief Operations Officer, Chief Financial Officer, the Executive Chairman and Chief Executive Officer of ValidSoft, the Vice-President Platform Business and General Counsel.

SUMMARY COMPENSATION TABLE

Name and principle position	Year	Salary ($)(1)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(2)		All Other Compensation ($)		Total ($)

Steven van der Velden	2013	$299,445	(a)	$89,809	(f)	-	$1,268,999	(g1)	$12,742	(n)	$1,670,995
(President and Chief Executive Officer)	2012	$295,307	(a)	$-		-	$-		$14,244	(n)	$309,551
	2011	$316,357	(a)	$16,874		-	$16,874	(g2)	$123,162	(n)	$473,267

Martin Zuurbier	2013	$299,445	(a)	$74,841	(f)	-	$342,096	(h1)	$-		$716,382
(Chief Operating Officer)	2012	$295,307	(a)	$-		-	$-		$-		$295,307
	2011	$316,357	(a)	$14,062		-	$14,062	(h2)	$29,550	(n)	$374,031

Mark Nije	2013	$275,805	(b)	$55,146	(f)	-	$228,064	(i1)	$-		$559,015
(Chief Financial Officer)	2012	$271,993	(b)	$-		-	$-		$-		$271,993
	2011	$291,382	(b)	$10,361		-	$10,361	(i2)	$32,603	(n)	$344,707

Patrick Carroll	2013	$275,805	(b)	$68,933	(f)	-	$342,096	(j1)	$2,581	(n)	$689,415
(Chairman ValidSoft)	2012	$271,993	(b)	$-		-	$-		$4,498	(n)	$276,491
	2011	$291,382	(b)	$12,951		-	$12,951	(j2)	$38,893	(n)	$356,177

Paul Burmester	2013	$46,042	(c)	$-		-	$812,286	(k)	$-		$858,328
(Chief Executive Officer ValidSoft)	2012	$-		$-		-	$-		$-		$-
	2011	$-		$-		-	$-		$-		$-

Alex Vermeulen	2013	$189,123	(d)	$33,088	(f)	-	$114,032	(l1)	$-		$336,243
(General Counsel)	2012	$186,510	(d)	$-		-	$-		$-		$186,510
	2011	$199,805	(d)	$6,217		-	$6,217	(l2)	$14,012	(n)	$226,251

Floris van den Broek	2013	$14,720	(e)	$-		-	$404,135	(m)	$-		$418,855
(Vice President)	2012	$-		$-		-	$-		$-		$-
	2011	$-		$-		-	$-		$-		$-

*Mr. Carroll served as the Chief Executive Officer of ValidSoft until November 2013. Currently, he serves as an executive Chairman of ValidSoft.

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(1)	These are the base salaries before any bonus and or non-cash awards. The base salary is determined and paid on a monthly basis in euros, therefore, calculations include exchange results from euros to U.S. dollars. Payment can be elected either in cash or in shares in lieu of salary and bonus. When officers opt for payment in shares there is a 25% discount on the purchase price. The amounts, however, are shown at fair market value by using the share price of the preceding month closing price. In principle, officers may earn up to approximately 33% more than the ‘agreed’ cash salary in the event they elect to receive 100% compensation in shares. Such beneficial discount is included in “All Other Compensation” at the fair market value of the equity, reduced by the denominated value in U.S. dollars of the cash salary used for this ‘exchange’ into non-cash compensation. For 2013, Mr. van der Velden and Mr. Carroll elected to receive part of their base salary in shares, which is reported in the Grant of Plan-Based Awards table.

(2)	The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the named executive officers in 2011, 2012 and 2013, respectively. We estimate the fair value of awards on the grant date using the Black-Scholes option pricing model. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 26 to the financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as amended. Note that the amounts reported in this column reflect the Company’s accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the named executive officers from the award. Pursuant to SEC rules, the amounts in this column exclude the impact of estimated forfeitures related to service-based vesting conditions.

(a)	These amounts have been agreed in euro. Amounts for 2011, 2012 and 2013 are all EUR 228,000. The average exchange rate is $1.313 for 2013, $1.295 for 2012 and $1.387 for 2011. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(b)	These amounts have been agreed in euro. Amounts for 2011, 2012 and 2013 are all EUR 210,000. The average exchange rate is $1.313 for 2013, $1.295 for 2012 and $1.387 for 2011. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(c)	These amounts have been agreed in British pounds, and for 2013 is £28,486.16. The average exchange rate is $1.616 for 2013, being the exchange rate of the first working day of the final quarter in 2013.

(d)	These amounts have been agreed in euro. Amounts for 2011, 2012 and 2013 are all EUR 144,000. The average exchange rate is $1.313 for 2013, $1.295 for 2012 and $1.387 for 2011. These averages are the average of the 4 exchange rates used during the respective year by using the exchange rate of the first working day of each quarter.

(e)	These amounts have been agreed in euro, the amount agreed for 2013 is EUR 10,897.44. The average exchange rate is $1.351 for 2013, being the exchange rate of the first working day of the final quarter in 2013.

(f)	For 2013, the Compensation Committee’s final review of the corporate objectives and the extent to which such corporate objectives were satisfied by the named executive officers was completed in July 2014, and overall achievement levels were set at 50%.

(g1)	Comprised of 480,000 options granted with an exercise price of $0.91, 480,000 options granted with an exercise price of $1.91, 480,000 options granted with an exercise price of $2.91 and 1,200,000 options with an exercise price of $0.94 valued using a Black & Scholes valuation model. The foregoing options fully vested in 2013. In addition, this number represents 2,360,000 options with an exercise price of $0.94 that were awarded in 2013 and will become exercisable based upon satisfaction of certain performance goals to be established by the Compensation Committee of the Board of Directors for the calendar years 2014, 2015 and 2016.

(g2)	Comprised of 27,247 options granted with an exercise price of $1.21 valued using a Black & Scholes valuation model.

(h1)	Comprised of 360,000 options granted with an exercise price of $0.91, 360,000 options granted with an exercise price of $1.91, 360,000 options granted with an exercise price of $2.91 valued using a Black & Scholes valuation model. These options fully vested in 2013.

(h2)	Comprised of 22,706 options granted with an exercise price of $1.21 valued using a Black & Scholes valuation model.

(i1)	Comprised of 240,000 options granted with an exercise price of $0.91, 240,000 options granted with an exercise price of $1.91, 240,000 options granted with an exercise price of $2.91 valued using a Black & Scholes valuation model. These options fully vested in 2013.

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(i2)	Comprised of 16,731 options granted with an exercise price of $1.21 valued using a Black & Scholes valuation model.

(j1)	Comprised of 360,000 options granted with an exercise price of $0.91, 360,000 options granted with an exercise price of $1.91, 360,000 options granted with an exercise price of $2.91 valued using a Black & Scholes valuation model. These options fully vested in 2013.

(j2)	Comprised of 20,913 options granted with an exercise price of $1.21 valued using a Black & Scholes valuation model.

(k)	Comprised of 900,000 options with an exercise price of $0.6228 valued using a Black & Scholes valuation model. The foregoing options fully vested in 2013. In addition, this number represents 3,600,000 options with an exercise price of $0.6228 that were awarded in 2013 and will become exercisable based upon satisfaction of certain performance goals to be established by the Compensation Committee of the Board of Directors for the calendar years 2014, 2015 and 2016.

(l1)	Comprised of 10,038 options granted with an exercise price of $1.21 valued using a Black & Scholes valuation model.

(l2)	Comprised of 120,000 options granted with an exercise price of $0.91, 120,000 options granted with an exercise price of $1.91, 120,000 options granted with an exercise price of $2.91 valued using a Black & Scholes valuation model. The options fully vested in 2013.

(m)	Comprised of 900,000 options with an exercise price of $1.25 valued using a Black & Scholes valuation model. These options fully vested in 2013. Another 3,600,000 options with an exercise price of $1.25 were awarded and will become exercisable based upon satisfaction of certain performance goals to be established by the Compensation Committee of the Board of Directors for the calendar years 2014, 2015 and 2016.

(n)	This value represents the 25% purchase price discount the named executive officer received by way of electing equity compensation in lieu of cash compensation.

Narrative Disclosure to Summary Compensation Table

Consultancy and Employment Agreements

We currently have the following agreements with our named executive officers:

Steven van der Velden, President and Chief Executive Officer - We have an agreement with Mr. van der Velden for the provision of his services as the President and Chief Executive Officer of the Company. Mr. van der Velden has been paid a base compensation of € 300,000 per year since January 1, 2014 through Interfield Consultancy. Mr. van der Velden receives no fees (cash or stock) for serving on our Board of Directors.

Martin Zuurbier, Chief Operations Officer - We intend to enter into a consultancy agreement with Mr. Zuurbier, which will provide for the continued services of Mr. Zuurbier as the Chief Operations Officer of the Company. Interact has been paid € 300,000 since January 1, 2014 per year for the services of Mr. Zuurbier.

Mark Nije, Chief Financial Officer - We intend to enter into an employment agreement for executives with Mr. Nije, which will provide for the continued services of Mr. Nije as the Chief Financial Officer of the Company. Currently, LMI Europe B.V. is paid € 210,000 per year for the services of Mr. Nije.

Patrick Carroll, Chief Executive Officer of ValidSoft (formerly) - We have a consultancy agreement with Mr. Carroll which provides for his services. Mr. Carroll is paid € 210,000 per year, of which 34% is paid in the form of restricted common stock, which is consistent with prior years. Mr. Carroll became Executive Chairman of ValidSoft in November 2013 and no longer serves as the Chief Executive Officer of ValidSoft.

Paul Burmester, Chief Executive Officer of ValidSoft – We entered into an employment agreement, effective as of November 4, 2013, with Mr. Burmester, which provides for his services as Chief Executive Officer of ValidSoft. Mr. Burmester is paid £ 180,000 per year.

Alex Vermeulen, General Counsel - We intend to enter into an employment agreement with Mr. Vermeulen, which will provide for the continued services of Mr. Vermeulen as the General Counsel of the Company. Currently, Scere Company Italy SRL is paid € 144,000 per year for the services of Mr. Vermeulen.

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Floris van den Broek, Vice President – We entered into an employment agreement, effective as of December 9, 2013, with Mr. Van den Broek, which provides for his services as the Vice President of the Company’s Mobile Platform business. Mr. Van den Broek is paid € 180,000 per year.

Severance and Change of Control

In the event Mr. Burmester is terminated without receiving three months’ notice from us, he would be entitled to salary in lieu of such notice. For example, if Mr. Burmester had been terminated by us as of December 31, 2013 without three months’ notice, he would have been entitled to receive GBP 45,000.

The employment agreement with Mr. van der Velden is for a term of 4 years. Under the terms of the employment agreement, Mr. van der Velden is entitled to severance if he is terminated by us for any reason other than (a) any serious or persistent committed breach by Mr. van der Velden of any of his obligations during the term of the employment agreement or (b) gross misconduct by Mr. van der Velden, during the term of the employment agreement. Specifically, in the event the employment agreement is terminated by us during the first two years of the term, we will be required to pay Mr. van der Velden severance in cash equal to any unpaid compensation during the first two years of the term of the employment agreement. In the event the employment agreement is terminated by us during the remaining 2 years of the initial term of the employment agreement, we would be required to pay Mr. van der Velden severance in cash equal to any unpaid compensation during the remaining 2 years of the initial term. For example, if Mr. van der Velden was terminated on December 31, 2013 for reasons other than (a) and (b) above and there were twenty-two months remaining in the initial 2 year period of his employment agreement on that date, he would have been entitled to severance equal to €550,000.

In addition, outstanding equity awards made to our named executive officers of under our 2008 Plan are subject to acceleration of any unvested portion of such awards upon a change of control unless the terms of a particular award state otherwise.

Other than the foregoing, none of the existing agreements include any provisions for severance benefits or other payments upon a change of control regardless of whether a named executive officer’s employment is terminated by him with or without good reason, or whether the named executive officer is terminated by the Company with or without cause.

Grant of Plan-based Awards Table

The following table sets forth awards made to the named executive officers in 2013 under all of the existing plans.

GRANT OF PLAN-BASED AWARDS
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name and principle position	Grant- date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of shares of Stocks or Units (#)	All Other Stock Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(1)
Steven van der Velden	1-Apr-13							90,642			100,341
(President and CEO)	1-Jul-13							86,122			97,404

Patrick Carroll	1-Apr-13							28,624			31,686
(Chief Executive Officer ValidSoft)	1-Jul-13							27,196			30,759
	1-Oct-13							49,494			31,217
	1-Jan-14							45,906			32,419

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The Company issued the compensation shares to the above executive officers from the shares authorized, of which 282,078 under its 2006 Non-Qualified Stock and Option Compensation Plan (“2006 Plan”) and 45,906 under the 2008 Plan.

(1) The amounts included in this column are the aggregate fair values of the awards granted by the Company to the executives in 2013 in lieu of salary, valued in accordance with FASB ASC Topic 718 for the fiscal year ended December 31, 2013. When named executive officers opt for payment in shares there is a 25% discount on the 'purchase' price. The amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for calculations in this table are the share prices of the last trading day of each quarter of grant. The calculations take into consideration exchange differences as the agreed basic salaries for 2013 were denominated in euro. In principle, a named executive officer may earn up to approximately 33% more than the agreed cash salary if the named executive officer chooses to be compensated in stock only.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses information regarding outstanding equity awards granted or accrued as of December 31, 2013 for each of our named executive officers.

Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(1)		Number of Securities Underlying Unexercised Options (#) Unexercisable(1)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)

Steven van der Velden	27,247	(1)			$1.21	21-Aug-2015	0	$0
	480,000	(2)			$0.91	5-Apr-2016
	480,000	(2)			$1.91	5-Apr-2016
	480,000	(2)			$2.91	5-Apr-2016
	1,200,000	(3)			$0.94	4-Dec-2018
			900,000	(6)	$0.94	31-Dec-2019
			900,000	(7)	$0.94	31-Dec-2020
			560,000	(8)	$0.94	31-Dec-2021
Floris van den Broek	900,000	(4)			$1.25	9-Dec-2018
			900,000	(6)	$1.25	31-Dec-2019
			900,000	(7)	$1.25	31-Dec-2020
			900,000	(8)	$1.25	31-Dec-2021
			900,000	(9)	$1.25	31-Dec-2022
Martin Zuurbier	22,706	(1)			$1.21	21-Aug-2015	0	$0
	360,000	(2)			$0.91	5-Apr-2016
	360,000	(2)			$1.91	5-Apr-2016
	360,000	(2)			$2.91	5-Apr-2016
Mark Nije	16,731	(1)			$1.21	21-Aug-2015	0	$0
	240,000	(2)			$0.91	5-Apr-2016
	240,000	(2)			$1.91	5-Apr-2016
	240,000	(2)			$2.91	5-Apr-2016
Patrick Carroll	20,913	(1)			$1.21	21-Aug-2015	0	$0
	360,000	(2)			$0.91	5-Apr-2016
	360,000	(2)			$1.91	5-Apr-2016
	360,000	(2)			$2.91	5-Apr-2016
Paul Burmester	900,000	(5)			$0.6228	4-Nov-2018
			900,000	(6)	$0.6228	31-Dec-2019
			900,000	(7)	$0.6228	31-Dec-2020
			900,000	(8)	$0.6228	31-Dec-2021
			900,000	(9)	$0.6228	31-Dec-2022
Alex Vermeulen	10,038	(1)			$1.21	21-Aug-2015	0	$0
	120,000	(2)			$0.91	5-Apr-2016
	120,000	(2)			$1.91	5-Apr-2016
	120,000	(2)			$2.91	5-Apr-2016

1)          The stock options vested on the grant date, August 21, 2012, and have a term of three years from the date of grant.

2)          The stock options vested on the grant date April 5, 2013, and have a term of three years from the date of grant.

3)          The stock options vested on the grant date December 4, 2013, and have a term of five years from the date of grant.

4)          The stock options vested on the grant date December 9, 2013, and have a term of five years from the date of grant.

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5)          The stock options vested on the grant date November 4, 2013, and have a term of five years from the date of grant.

6)          The stock options shall vest if and in so far certain performance goals for the fiscal year 2014, to be defined by the Compensation Committee of the Board of Directors, shall be achieved. The moment of determination by the Compensation Committee of the achievement will be the date of vesting.

7)          The stock options shall vest if and in so far certain performance goals for the fiscal year 2015, to be defined by the Compensation Committee of the Board of Directors, shall be achieved. The moment of determination by the Compensation Committee of the achievement will be the date of vesting.

8)          The stock options shall vest if and in so far certain performance goals for the fiscal year 2016, to be defined by the Compensation Committee of the Board of Directors, shall be achieved. The moment of determination by the Compensation Committee of the achievement will be the date of vesting.

9)          The stock options shall vest if and in so far certain performance goals for the fiscal year 2017, to be defined by the Compensation Committee of the Board of Directors, shall be achieved. The moment of determination by the Compensation Committee of the achievement will be the date of vesting.

OPTION EXERCISES AND STOCK VESTED

The following table represents stock options that have been exercised and restricted stock awards that have vested as of December 31, 2013.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Steven van der Velden	-	$0	176,764	$161,051

Martin Zuurbier	-	$0	-	-

Mark Nije	-	$0	-	-

Patrick Carroll	-	$0	151,220	$140,483

Alex Vermeulen	-	$0	-	-

Director Compensation

The following table represents compensation paid in 2013 to our non-executive directors.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Johan Dejager	$60,000	$26,667	$-	$-	$-	$-	$86,667
Phil Hickman	$65,394	$87,193	$-	$-	$-	$-	$152,587
Charles Levine	$50,665	$67,554	$-	$-	$-	$-	$118,219
Rijkman Groenink	$-	$140,000	$-	$-	$-	$-	$140,000

(1)	The amounts included in these columns are the aggregate fair values of the awards granted by the Company to the directors in the fiscal year in lieu of cash fees, valued in accordance with FASB ASC Topic 718 for the fiscal year ended December 31, 2013. Pursuant to SEC rules, the amounts in these columns exclude the impact of estimated forfeitures related to service-based vesting conditions. The share prices used for the 2013 calculations in this table are the share prices of the last trading day of each preceding quarter of the grant. The calculations do include exchange differences as the fees for 2013 were awarded in euro. Payment can be elected either in cash or in shares in lieu of director fees. When directors opt for payment in shares there is a 25% discount on the ‘purchase’ price. The amounts however are shown at fair market value by using the share price of the preceding month closing price. In principle non-executive officer directors might earn up to approximately 33% more than the ‘agreed’ director fees when they have chosen for 100% compensation in shares.

(2)	The amounts reported in this column represent the aggregate grant date fair value of the stock option awards granted to the non-executive officer directors in 2013. We estimate the fair value of awards on the grant date using the Black-Scholes option pricing model. The assumptions made in calculating the grant date fair value amounts for stock option awards are incorporated herein by reference to the discussion of those assumptions in Note 26 to the financial statements contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013. Note that the amounts reported in this column reflect the Company’s accounting cost for the stock option awards, and do not correspond to the actual economic value that will be received by the non-executive officer directors from the award.

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Narrative to Director Compensation Table

The basic compensation for serving as a non-executive director is $80,000, with an additional $20,000 paid to non-executive directors who serve on committees of our Board of Directors, and $5,000 for serving as a chairman of a committee. Generally, during a non-executive director’s first year of service, a minimum of 50% of such director’s compensation is paid through the issuance of common stock with the remaining portion paid in cash. In subsequent years of service, a non-executive director gets to elect the method and proportion of payment. Compensation was paid per quarter in arrear, whereby the conversion of cash in shares was done at the average closing share price of the Company of the 10 days prior to the start of the quarter discounted by 25%. This is in line with our policy to stimulate as much as possible conversion in shares to preserve our cash position. The shares for Johan Dejager and Yves van Sante were issued to QAT Investments and QAT II Investments, entities with which the Company has consulting agreements for the provision of service on our Board of Directors by Messrs. Dejager and van Sante. Yves van Sante resigned as a member of our Board of Directors on August 1, 2011, but he continued to attend meetings of our Board of Directors as a board observer through 2013. The compensation due to QAT for his services remained at the same level as before. In May 2014, Mr. Dejager resigned as a member of the Board of Directors and Mr. van Sante re-joined our Board of Directors.

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2013. In addition, our named executive officers did not participate in, or otherwise receive any benefits under, a nonqualified deferred compensation plan during 2013.

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PROPOSAL 2

APPROVAL OF AN INCREASE IN THE NUMBER OF SHARES of common stock AUTHORIZED FOR ISSUANCE UNDER THE amended and restated elephant talk communications corp. 2008 PLAN, as amended, by 10,000,000 shares

General

Our Board of Directors has approved an amendment to the Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan, as amended (the “2008 Plan”) to increase the number of shares of common stock available for issuance thereunder by 10,000,000 shares, from 46,000,000 shares to 56,000,000 shares, and directed that the amendment be submitted to the stockholders for approval at the Annual Meeting.

The amendment to the 2008 Plan is intended to ensure that we can continue to provide an incentive to our employees, directors and consultants by enabling them to share in our future growth. If approved by the stockholders, all of the additional shares will be available for grant as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or as nonqualified stock options, restricted stock awards, stock appreciation rights, or other kinds of equity based compensation available under the 2008 Plan. If the stockholders do not approve the amendment, no shares will be added to the number of shares available for issuance under the 2008 Plan.

Background

The purposes of the 2008 Plan are to create incentives which are designed to motivate eligible employees, directors, and consultants to put forth maximum effort toward the success and growth of the Company, and to enable us to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to our success.

The 2008 Plan currently authorizes for issuance a maximum of 46,000,000 shares. As of July 28, 2014, the number of shares available for issuance under future awards under the 2008 Plan was 957,047 shares. As stated above in the “Compensation Discussion and Analysis” section of this Proxy Statement, we use equity-based incentive compensation as a component of our pay-for-performance philosophy. Our Board of Directors does not believe that the number of shares available for issuance under the 2008 Plan is sufficient in light of our compensation strategy.

The increase represents approximately 6.8% of the total number of outstanding shares of common stock as of July 28, 2014. After giving effect to such increase, the number of shares of common stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 22.6% of our total issued and outstanding shares of common stock (on a fully diluted basis after giving effect to such future award issuances).  We expect that the increase will be sufficient to allow us to continue our current stock-based incentive compensation programs through 2017.

Summary of Key Terms of the 2008 Plan

Under the 2008 Plan, we may grant awards of incentive stock options, non-qualified stock options, restricted stock awards, stock appreciation rights, performance units and performance bonuses. We refer to these collectively as “awards.”

Awards under the 2008 Plan may be granted to (i) employees of the Company, a subsidiary, or an affiliated entity, (ii) members of the Board of Directors who are not employees of ours, or a subsidiary of ours, or an affiliated entity, and (iii) any person or entity engaged by us, a subsidiary, or an affiliated entity to render consulting or advisory services. Incentive stock options within the meaning of Section 422 of the Code may only be granted to our employees or employees of one of our subsidiaries; provided, however, that incentive stock options may be granted to an employee of an affiliated entity if such affiliated entity is a “disregarded entity” under the Code.

Common stock delivered by us with respect to stock option or restricted stock awards may be authorized and unused common stock or common stock held in the treasury by us.

Administration

The 2008 Plan is administered by the Board of Directors. The Board of Directors has the authority to:

•	select eligible employees and consultants to participate in the 2008 Plan;

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•	determine the time or times when awards will be made;

•	determine the form of an award, and all terms, conditions, restrictions and/or limitations, if any, of an award;

•	determine whether awards will be granted singly or in combination;

•	accelerate the vesting, exercise or payment of an award or the performance period of an award;

•	determine whether and to what extent a performance bonus may be deferred, either automatically or at the election of the participant or the Board of Directors;

•	reduce the exercise price of any option or stock appreciation right to the then current fair market value;

•	take any and all other action it deems necessary or advisable for the proper operation or administration of the 2008 Plan;

•	interpret the 2008 Plan; and

•	make all other determinations that may be necessary or advisable for the administration of the 2008 Plan.

The Board of Directors may delegate its powers with respect to eligible employees and consultants to the Compensation Committee of the Board of Directors, although the Board of Directors has the exclusive authority to select directors to participate in the 2008 Plan and to determine the amount of such awards.

The Board of Directors has authorized our Chief Executive Officer to grant up to 50,000 stock options per calendar year to any eligible employee other than an officer of the Company, up to a total aggregate maximum number of 5,000,000 stock options (no more than 1,000,000 of which may be granted per calendar year). Stock options granted by our Chief Executive Officer will have an exercise price no less than the fair market value per share of our common stock on the date of grant, and will vest in three equal annual installments from the date of grant.

The maximum number of stock options and stock appreciation rights that may be granted to any participant in any one calendar year is 5,000,000. With respect to other types of awards intended to be exempt from the limitation on deductions in Section 162(m) of the Code, no participant in any one calendar year may be granted awards with respect to 5,000,000 shares of common stock in the aggregate, or, if such awards are payable in cash, the fair market value equivalent thereof.

Types of Awards

The following types of awards may be granted under the 2008 Plan.

Stock Options. Options granted under the 2008 Plan may be either “incentive stock options” that are intended to meet the requirements of Section 422 of the Code or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Board of Directors will determine the exercise price of options granted under the 2008 Plan; provided, however, that the exercise price shall not be less than the fair market value on the date of grant. The exercise price for an option may be paid in cash, in whole shares of our common stock (to the extent such exercise would not result in adverse accounting charges for the Company, unless otherwise determined by the Board of Directors), in a combination of cash and our common stock, or, with the permission of the Board of Directors, by a broker-dealer acting on behalf of the option holder. The maximum term for a stock option is ten years, and in no event may a stock option be exercised after the expiration of its stated term.

Except as otherwise provided in an award agreement, if an employee’s employment with us, a subsidiary or an affiliated entity terminates as a result of death, disability, or retirement, the employee (or personal representative, as applicable) shall be entitled to exercise a (i) vested incentive stock option until three months from the date of termination (one year in the case of death or disability), and (ii) vested nonqualified stock option during the remaining term of such nonqualified stock option. If an employee’s employment terminates for any other reason, such employee shall be entitled to purchase all or any part of the vested shares subject to such option for up to three months from the date of termination. The Board of Directors may, in its sole discretion, accelerate the vesting of options in the event of a participant’s termination of employment.

Except as otherwise provided in an award agreement, if a consultant ceases to provide services to the Company, or a director terminates service, (i) the unvested portion of any award shall be forfeited unless otherwise accelerated pursuant to the terms of the director’s award agreement or by the Board of Directors, and (ii) such consultant or eligible director shall have a period of three years following the date he ceases to provide consulting services or ceases to be a director, as applicable, to exercise any nonqualified stock options which are otherwise exercisable on his date of termination of service.

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Stock Appreciation Rights. A stock appreciation right permits the participant to receive an amount in shares of common stock equal in value to the excess, if any, of the fair market value of a share of common stock on the exercise date over the exercise price for such stock appreciation right. Stock appreciation rights may or may not be granted in connection with a stock option. The exercise price of a stock appreciation right granted under the 2008 Plan will not be less than the fair market value of a share of common stock on the date of grant.

A stock appreciation right may be exercised in whole or in such installments, and at such times as provided by the Board of Directors in the award agreement evidencing the stock appreciation right.

Restricted Stock. The Board of Directors may grant a restricted stock award under the 2008 Plan to any eligible employee, consultant or director. Under a restricted stock award, shares of common stock that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service prior to the award having vested. Restricted stock awards may be subject to the achievement of performance criteria or time-based vesting conditions. Shares of common stock subject to a restricted stock award cannot be sold, transferred, pledged, exchanged, hypothecated, or otherwise disposed of prior to vesting. The Board of Directors or the Compensation Committee, as the case may be, may, in their discretion, accelerate vesting of a restricted stock award in the event of the death, disability or retirement of an eligible employee, or resignation of a consultant or eligible director. The Board of Directors may, in its discretion, grant the holder of a restricted stock award all or any of the rights of a stockholder with respect to the shares of common stock subject to the award, including but not limited to the right to vote such shares and receive dividends.

Performance Units and Performance Bonuses. The 2008 Plan permits grants of performance units and performance bonuses, which are awards providing the right to receive cash or common stock, as determined in the sole discretion of the Board of Directors. Payment of such awards is subject to the achievement of performance conditions established by the Board of Directors based upon operational, financial or performance criteria set forth in the 2008 Plan.

Performance Criteria

The vesting or payment of restricted stock awards, performance unit awards, and performance bonus awards may be based on attainment of performance criteria set forth in the 2008 Plan. These criteria include: (i) reserve additions/replacements; (ii) finding & development costs; (iii) production volume; (iv) production costs; (v) acquisitions, dispositions, development and development related activity; (vi) earnings (net income, earnings before interest, taxes, depreciation and amortization) (“EBITDA”); (vii) operating income; general and administrative expenses; (viii) debt to equity ratio; (ix) debt to cash flow; (x) debt to EBITDA; (xi) EBITDA to interest; (xii) return on assets; (xiii) return on equity; (xiv) return on invested capital; (xv) profit returns/margins; (xvi) midstream margins; (xvii) stock price appreciation; (xviii) total stockholder return; and (xix) relative stock price performance.

Transferability

Awards are not transferable other than by will or by the laws of descent and distribution; provided, however, that the Board of Directors may authorize transfer of Non-Qualified Stock Options, for no consideration, to (i) a participant’s ex-spouse pursuant to the terms of a domestic relations order, (ii) a participant’s spouse, child, or grandchild, (iii) a trust or trusts for the exclusive benefit of a participant’s spouse, child, or grandchild, (iv) a partnership or limited liability company in which a participant’s spouse are the only partners or members, or (v) as otherwise determined by our Board of Directors in accordance with applicable law.

Change of Control Event

Awards will be immediately vested, fully earned and exercisable upon the occurrence of a change of control event, unless the terms of an award state otherwise.

Amendments

The Board of Directors may alter, suspend or terminate the 2008 Plan at any time. However, without stockholder approval, the Board of Directors may not adopt any amendment that would:

•	increase the number of shares that may be issued under the 2008 Plan;

•	materially modify the requirements for eligibility for participation in the 2008 Plan; or

•	materially increase the benefits to participants provided by the 2008 Plan.

The Board of Directors may at any time unilaterally amend the terms of any award agreement. However, amendments that are adverse to a participant require the participant’s consent.

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Tax Treatment

Following is a summary of the U.S. federal income tax consequences of awards under the 2008 Plan. The following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change, and does not address state, local or other tax laws.

Stock Options

The Code treats incentive stock options and nonqualified stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options, nor will our Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonqualified stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the common stock on the exercise date over the exercise price. We will generally be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. In general, if an optionee, in exercising a nonqualified stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender.

For incentive stock options, in general, there is no taxable income to an optionee at the time of exercise if at all times during the period beginning on the date of grant and ending three months before the date of exercise of the option (one year in case of termination due to total and permanent disability), the optionee is continuously employed by us or an affiliate. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). If the two-year and one year holding period requirements are not met (a “disqualifying disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of any gain will be treated as short-term or long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, we will generally be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

Stock Appreciation Rights. Generally, the recipient of a stock appreciation right will not recognize any income upon grant of the stock appreciation right, nor will the Company be entitled to a deduction at that time. Upon exercise of a stock appreciation right, the recipient will recognize ordinary income, and the Company generally will be entitled to a corresponding tax deduction, in an amount equal to the fair market value of the share of common stock issued (plus the amount of any cash paid, if any) to the recipient at the time of exercise.

Restricted Stock. Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of the forfeiture restrictions applicable to the restricted stock, the recipient will recognize ordinary income and we will generally be entitled to a corresponding deduction equal to the fair market value of the common stock at that time less the amount paid (if any) for such shares. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted stock, and we will generally be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time less the amount paid (if any) for such shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

Performance Units and Performance Bonuses. The taxation of participants who receive performance awards and performance units will depend on the form and terms and conditions of the award but, in general, such participants will be required to recognize ordinary income in an amount equal to the cash and the fair market value of any fully vested shares of common stock paid, determined at the time of such payment, in connection with such awards. We will normally be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income.

Certain Plan Information

Prior Grants under the 2008 Plan. The following table sets forth, as of the Record Date, the number of shares of common stock subject to options and the number of shares of restricted stock granted under the 2008 Plan to each our named executive officers, all current executive officers as a group, all non-employee directors as a group, each nominee for election as a director and all employees (other than executive officers) as a group. No options or shares of restricted stock have been granted under the 2008 Plan to associates of our directors or executive officers and no one other than the named executive officers listed in the table below have individually received more than 5% of the options granted under the 2008 Plan.

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Name	Position	Number of Stock Options	Number of Shares of Restricted Stock
Steven van der Velden	President, CEO and Director	6,267,247	-
Mark Nije	Chief Financial Officer	736,731	100,000
Martin Zuurbier	Chief Operating Officer	1,102,706	150,000
Patrick Carroll	Executive Chairman of ValidSoft	1,100,913	186,853
Willem Bekkema	Director of Human Resources	404,167	-
Alex Vermeulen	General Counsel and Secretary	370,038	100,000
Paul Burmester	Chief Executive Officer of ValidSoft	4,500,000	-
Carl D. Stevens	Director	-	18,762
Rijkman Groenink	Director	-	203,711
Yves van Sante	Director	-	-
Geoffrey Leland	Director		20,638
Floris van den Broek	Director	4,500,000	-
Jaime Bustillo	Director (Nominee)	-	-
Francisco Ros	Director (Nominee)	-	-
All current executive officers as a group		18,981,802	536,853
All current directors who are not employees as a group			243,111
All other current employees as a group		22,261,832

Securities Authorized for Issuance under Equity Compensation Plans. The following table provides information about our equity compensation plans as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans[3]
Equity compensation plans approved by security holders	2006 Plan (1): 0 2008 Plan (2): 34,272,503	2006 Plan: n/a 2008 Plan: $1.47	2006 Plan: 103,450 2008 Plan: 8,247,057
Equity compensation plans not approved by security holders	-	-	-
Total	34,272,503	-	8,350,507

1. S-8 filed July 21, 2006.

2. S-8 filed July 11, 2008. Stockholders approved an increase of the total number of shares of authorized to be issued under the 2008 Plan from 5,000,000 to 23,000,000 and subsequently approved an increase to 46,000,000 shares.

3. If Proposal No 2 is approved, the number of shares of our common stock available for future issuance under the 2008 Plan will be increased from 8,247,057 shares available for issuance as of December 31, 2013 to 18,247,057 shares.

Potential Limitation on Company Deductions

Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain “covered employees” in a taxable year to the extent that compensation exceeds $1 million for a covered employee. Certain kinds of compensation, including qualified “performance-based compensation,” are disregarded for purposes of the deduction limitation. We intend for option and certain performance awards under the 2008 Plan to be exempt from the deductibility limitation in Section 162(m), and the 2008 Plan provides that the Compensation Committee shall make determinations as to performance targets and all other applicable provisions of the 2008 Plan as necessary so that awards under the 2008 Plan satisfy the requirements of Section 162(m).

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Interests of Directors of Officers

Our directors may grant awards under the 2008 Plan to themselves as well as our officers, in addition to granting awards to our other employees.

Required Vote

The approval of the proposal to increase the number of shares authorized for issuance under the 2008 Plan requires the affirmative vote of a majority of the shares present and entitled to vote on this proposal. Abstentions with respect to this proposal will be counted for purposes of determining whether or not a quorum is present at the Annual Meeting and will have the effect of a vote against Proposal 2.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE INCREASE IN THE NUMBER OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE 2008 PLAN

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. BDO USA, LLP (“BDO”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2013, was responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles and on the Company’s internal control over financial reporting.

As of December 18, 2013, the sole member of the Audit and Finance Committee was Rijkman Groenink. In this context, the then-current Audit and Finance Committee reviewed and discussed with management and BDO the audited financial statements for the year ended December 31, 2013 and BDO’s evaluation of the Company’s internal control over financial reporting at December 31, 2013. The Audit and Finance Committee discussed with BDO the matters that are required to be discussed under Public Company Accounting Oversight Board Standards, including Statements on Auditing Standards No. 16. BDO has provided to the Audit and Finance Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit and Finance Committee concerning independence, and the Audit and Finance Committee discussed with BDO that firm’s independence.

Based on the review and discussions referred to above, the Audit and Finance Committee recommended to our Board of Directors that the audited financial statements for the year ended December 31, 2013 be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and any amendments thereto for filing with the SEC.

The Audit and Finance Committee of the Board of Directors

/s/ Geoffrey Leland, Chairman
/s/ Rijkman Groenink
/s/ Carl Stevens

CHANGE IN ACCOUNTANTS

As previously disclosed, on March 26, 2014, BDO informed us that it declined to stand for re-appointment as our independent registered public accounting firm in connection with our audit for the fiscal year ending December 31, 2014.

The reports of BDO to our consolidated financial statements for the fiscal years ended December 31, 2012 and December 31, 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During our fiscal years ended December 31, 2012 and December 31, 2013, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreements in connection with its reports for such periods.

During each of the two fiscal years ended December 31, 2012 and December 31, 2013, and in the subsequent interim period through March 31, 2014, there was no “reportable event,” as that term is described in Item 304(a)(1)(v) of Regulation S-K related to a material weakness in our internal control over financial reporting, except as described below.

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As disclosed in Item 9A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, we concluded that material weaknesses existed in our internal control over financial reporting. We concluded that our internal control over financial reporting was not effective as of December 31, 2013, because of the existence of material weaknesses relating to accounting for complex transactions associated with business combinations, complex financial instruments, and income taxes and that our Board of Directors did not have an adequate number of independent Board members in order to have effective oversight of our internal control system. BDO’s report on the effectiveness of internal control over financial reporting expressed an adverse opinion on the effectiveness of our internal control over financial reporting as of December 31, 2013.

As previously reported in the Amendment to our Quarterly Report on Form 10-Q for the period ended June 30, 2013 filed with the SEC on November 13, 2013, we conducted an assessment of the effectiveness of our internal control over financial reporting as of June 30, 2013 and determined that there was a deficiency in our internal controls over financial reporting related to the accounting and valuation of financial instruments that constituted a material weakness. Based on this material weakness, our management concluded that our internal control over financial reporting was not effective as of June 30, 2013. This control deficiency resulted in a misstatement of the unaudited condensed interim financial statements and related financial disclosures for the three and six months ended June 30, 2013, and accordingly, we restated the unaudited condensed interim financial statements and related financial disclosures for the three and six months ended June 30, 2013.

In connection with the audit of our consolidated balance sheets as of December 31, 2012 and December 31, 2013, and the related consolidated statements of income and comprehensive loss, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2013 and BDO’s report dated March 31, 2014, BDO expressed an unqualified opinion thereon and included an explanatory paragraph regarding our ability to continue as a going concern.

On March 31, 2014, we engaged Squar, Milner, Peterson, Miranda & Williamson, LLP (“Squar Milner”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. The engagement of Squar Milner by us was approved by the Audit and Finance Committee on March 31, 2014. During the fiscal years ended December 31, 2012 and December 31, 2013 and through the date of the Audit and Finance Committee's decision, the Company did not consult Squar Milner regarding either the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the registrant's financial statements; or any matter that was either the subject of a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) or (a)(1)(v) of Regulation S-K.

PRINCIPAL ACCOUNTING FEES AND SERVICES

The following table sets forth the aggregate fees billed by BDO, our independent registered accounting firm for the fiscal years ended December 31, 2012 and December 31, 2013. These fees are categorized as audit fees, audit-related fees, tax fees, and all other fees. The nature of the services provided in each category is described in the following table.

	2012	2013
Audit and Audit-related Fees	$446,696	$454,515
Tax Fees	$0	$0
All Other Fees	$0	$0
Total Fees	$446,696	$454,515

Audit Fees and Audit-related Fees. These fees generally consist of professional services rendered for the audits of our consolidated financial statements and the effectiveness of our internal control over financial reporting and the review of our financial statements including on our Quarterly Reports on Form 10-Q for the 2013 and 2012 fiscal years. The audit-related fees generally consist of interim procedures related to the performance of our audit or review of our financial statements that are traditionally performed by the independent registered public accounting firm and attendance at Audit and Finance Committee meetings.

Tax Fees. There were no fees billed by BDO for professional services rendered for tax compliance for the years ended December 31, 2013 and 2012.

All other fees. These fees represent services not included under Audit and Audit-related fees, including permitted corporate finance assistance and permitted advisory services.

The Audit and Finance Committee of our Board of Directors has established its pre-approval policies and procedures, pursuant to which the Audit and Finance Committee approved the foregoing audit and audit-related services provided by BDO in 2013 and 2012 consistent with the Audit and Finance Committee’s responsibility for engaging our independent auditors. The Audit and Finance Committee also considered whether the non-audit services rendered by our independent registered public accounting firm are compatible with an auditor maintaining independence. The Audit and Finance Committee has determined that the rendering of such services is compatible with BDO maintaining its independence.

A representative of BDO is not expected to be present at the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement if he or she desires to do so and respond to appropriate questions.

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PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF THE
COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2014

The Board of Directors recommends that our stockholders ratify the selection of Squar Milner as the Company’s independent registered public accounting firm to audit our financial statements and those of our subsidiaries for the fiscal year ending December 31, 2014, as well as to audit the effectiveness of our internal control over financial reporting. The Audit and Finance Committee recommended to the Board of Directors the selection of Squar Milner as our independent registered accounting firm for the fiscal year ending December 31, 2014. Although stockholder approval for the appointment of our independent registered public accounting firm is not required, we are continuing our practice of submitting the selection of the independent public accounting firm to stockholders for their ratification as a matter of good corporate governance. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in our best interests of the Company and our stockholders. If the appointment is not ratified, the Board of Directors will consider whether further review is warranted. We have been advised that representatives of Squar Milner will not attend the Annual Meeting, but will be available by telephone and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Required Vote

The ratification of the appointment of Squar Milner as our independent registered public accounting firm for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present and entitled to vote on this proposal. Abstentions with respect to this proposal will be counted for purposes of determining whether or not a quorum is present at the Annual Meeting and will have the effect of a vote against Proposal 3.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE AUDIT AND FINANCE COMMITTEE’S APPOINTMENT OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

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OTHER INFORMATION

Other Business

The Board of Directors knows of no other matter to be presented at the Annual Meeting. If any additional matter should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

Certain Relationships and Related Transactions

Management is not aware of a material interest, direct or indirect, of any director or officer of the Company, any other informed person of the Company, or any associate or affiliate of any such person, in any transaction since the commencement of our most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect us or any of our subsidiaries, except as summarized below:

On May 24, 2013, we entered into a loan agreement with Johan Dejager, a member of our Board of Directors, pursuant to which we borrowed a principal amount of €1,000,000 (the “Principal Amount”) at an interest rate of 12% per annum (“Loan Agreement”) and issued a warrant (“Warrant”) to the director to purchase 1,253,194 restricted shares of our common stock. On July 14, 2013, we entered into an amendment (the “Amendment”) to terminate the Loan Agreement and cancel the Warrant. In exchange for termination of the Loan Agreement and the Warrant, we entered into a Stock Purchase Agreement, dated July 15, 2013 (the “Purchase Agreement”) with Mr. Dejager pursuant to which we agreed to convert the Principal Amount of the loan into 1,840,631 restricted shares of our common stock, resulting in gross proceeds to the Company amounting to $1,306,84. See Note 17 tothe Financial Statements in our Form 10-K for the fiscal year ended December 31, 2013 for more information.

On June 3, 2013, we closed an affiliated registered direct offering with Steven van der Velden, our Chief Executive Officer and President for the purchase of 6,428,571 shares of common stock, at the purchase price of $0.70, and issued warrants to initially purchase an aggregate of 2,892,857 shares of common stock with an exercise price of $0.887 per share (the “Affiliate Offering”). Mr. van der Velden’s participation in the Affiliate Offering was unanimously approved by our independent directors.

On August 17, 2013, we issued a Convertible Note to Bernard Moncarey an accredited investor (“Moncarey”), who is a director of QAT, an entity affiliated with certain of our officers and directors, pursuant to which we borrowed a principal amount of $2,652,600 (€2,000,000) at an interest rate of 10% per annum (the “2013 Moncarey Convertible Note”). At any time after August 17, 2013, the 2013 Moncarey Convertible Note is convertible, in whole or in part, at the option of Moncarey, into a number of shares of our common stock, par value $0.00001, equal to the quotient of the outstanding balance under the 2013 Moncarey Convertible Note including accumulated interest divided by $0.887. The accumulated interest expensed during 2013 is $96,972. The 2013 Moncarey Convertible Note also contains default provisions, including provisions for potential acceleration of the 2013 Moncarey Convertible Note.

In conjunction with the issuance of the 2013 Moncarey Convertible Note, on August 17, 2013, we issued a warrant (the “2013 Warrant”) to Moncarey to purchase 1,000,000 shares of restricted common stock. The Warrant is exercisable at any time on or after February 17, 2014 at a price of $0.887 per share for a term of five years. In connection with the issuance of the 2013 Moncarey Convertible Note and the 2013 Warrant, we also issued letters of extension (the “Extensions”) to certain investors holding warrants issued previously by us (the “Old Warrants”) to purchase shares of our common stock. Pursuant to the Extensions, the expiration date of the Old Warrants was extended for a period of two years from the original expiration date of the Old Warrants. The securities underlying the 2013 Warrant and the shares of common stock issuable upon conversion of the 2013 Moncarey Convertible Note have not been registered under the Securities Act, as amended, or any state securities laws. See Note 15 of the Financial Statements in our Form 10-K for the fiscal year ended December 31, 2013 for more information.

QMG, an entity affiliated with certain of our officers and directors (“QMG”), served as fundraising agent for the 10% Convertible Notes of August 17 and 28, 2013, pursuant to which € 6,000,000 ($7,957,800) was raised in the aggregate. QMG received a selling commission of 8%, or €480,000 ($636,624).

QMG served as fundraising agent for a Stock Purchase Agreement (the “SPA”), dated May 23, 2013, with a non-affiliated investor pursuant to which 250,000 restricted shares of our common stock were acquired for the price of $225,000. QMG received a selling commission of 8%, or $18,000.

During 2013, QMG received $32,827 for office space, back office support and certain automobile travel expenses provided to us.

During 2013, QAT III Cooperatief U.A. (“QAT III”), an entity affiliated with certain of our officers and directors, was charged $7,967 by us for the occasional use of our office space in the Netherlands.

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During 2013, Johan Dejager, a director of the Company, and Yves van Sante, a board observer of the Company elected to receive their compensation in shares of the Company’s common stock for the first quarter of 2013. As such, the Company indirectly issued 21,863 shares to Mr. Dejager and 21,863 shares to Mr. van Sante, which are held directly by QAT II, and indirectly issued 21,863 shares to Mr. Dejager and 21,863 shares to Mr. van Sante, which are held directly by QAT. The value of the shares issued to QAT and QAT II was $50,544, respectively. In addition, for the second, third and fourth quarter of 2013, Messrs. Dejager and van Sante elected to receive their compensation in cash. Accordingly, cash compensation, in the aggregate, of $120,000 was paid to QAT and QAT II as compensation for Messrs. Dejager and van Sante. QAT and QAT II are both affiliated entities of us.

On March 17, 2014, QAT II, a warrant holder affiliated with the Company exercised certain of its warrants to purchase an aggregate of 5,332,383 shares of our common stock at an exercise price of $0.70 per share, for gross proceeds to us of $3,732,668.  The warrants were originally issued in 2009 with an exercise price of $1.00 per share.  A Special Committee of our Board of Directors authorized the reduction of the exercise price in order to induce the holder to immediately exercise the warrant for cash providing additional liquidity to us, which reduction was subsequently ratified by our Board of Directors.

On July 15, 2014, the Company entered into a Note Conversion Letter Agreement (the “Conversion Agreement”) and a Warrant Amendment Letter Agreement (the “Warrant Amendment”) with Moncarey (an affiliate to the Company) to, among other things,

•	immediately convert the 2013 Moncarey Convertible Note issued on August 17, 2013, due July 2, 2014 (the “Maturity Date”), pursuant to which the Company borrowed a principal amount of €2,000,000 ($2,652,600) at an interest rate of 10% per annum. The 2013 Moncarey Convertible Note permits conversion, in whole or in part, at the option of Moncarey, into a number of shares of common stock, par value $0.00001 of the Company (the “Common Stock”) equal to the quotient of the Outstanding Balance (as defined in the 2013 Moncarey Convertible Note) into a number of shares of Common Stock equal to the quotient of the Outstanding Balance by a reduced Conversion Price of $0.70 per share or 4,238,501 shares of the Company’s Common Stock;

•	amend the Moncarey Warrant to reduce the Exercise Price to $0.70 per share for the remainder of the term; and

•	issue a warrant to Moncarey to purchase 500,000 shares of restricted Common Stock (the “July Warrant” and together with the Conversion Agreement and the Warrant amendment, collectively, the “Transaction”).

The July Warrant is exercisable any time after January 15, 2015 at an exercise price of $0.9228 per share (the closing price of the Company’s Common Stock immediately preceding the date the July Warrant was issued). The term of the July Warrant expires on July 15, 2019.

The Audit and Finance Committee of the Company’s Board of Directors authorized the Transaction in order to immediately satisfy the Company’s obligations under the Convertible Note. The Transaction was subsequently ratified by the Company’s Board of Directors.

The securities underlying the Warrant Amendment, July Warrant and the shares of Common Stock issuable upon conversion of the 2014 Convertible Note pursuant to the Conversion Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws, and were offered and sold only in Europe to an “accredited investor” (as defined in Rule 501(a) of the Securities Act) pursuant to an exemption from registration under Section 4(a)(2) of the Securities Act and Regulation D promulgated pursuant thereto.

All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by our independent directors.

Procedures for Approval of Related Party Transactions

Related party transactions are subject to the advance review and approval of the Audit and Finance Committee of our Board of Directors. In its review, the Audit and Finance Committee is provided with full disclosure of the parties involved in the transaction, and considers the relationships amongst the parties and members of our Board of Directors and executive officers as disclosed to the Audit and Finance Committee. Once approved by the Audit and Finance Committee, related party transactions are presented to the full Board of Directors.

Deadline for Submission of Stockholder Proposals for 2015 Annual Meeting of Stockholders

Stockholders in reliance on Rule 14a-8 under the Exchange Act may present proposals for inclusion in the Proxy Statement for the 2015 Annual Meeting of Stockholders provided that such proposals are received by the Secretary of the Company 120 days in advance of the date of the anniversary of the date this proxy statement was released for the 2014 Annual Meeting of Stockholders, and otherwise in compliance with applicable SEC regulations and the bylaws of the Company, as applicable. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient.

Our Bylaws require that if any stockholder wishes to present other business at the 2015 Annual Meeting of Stockholders, or nominate a director candidate, we must receive proper written notice of any such business or nominations no earlier than the close of business on May 15, 2015, and no later than the close of business on June 14, 2015. If the 2015 Annual Meeting is not within thirty days before or after the anniversary date of this year’s Annual Meeting, we must receive notice no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such meeting or the 10th day following the public announcement of the meeting date.

36

Additional Information

Accompanying this Proxy Statement is a copy of the Company’s 2013 Annual Report to Stockholders, which includes the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and any amendments thereto. Such Report constitutes the Company’s Annual Report to its Stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Report includes the Company’s audited financial statements for the 2013 fiscal year and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information with the SEC. Such reports, proxy statements and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact Alex Vermeulen, General Counsel and Secretary of the Company, at + 31 20 6535916.

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Annex A

AMENDMENT NO. 2

TO

AMENDED AND RESTATED ELEPHANT TALK COMMUNICATIONS CORP.

2008 LONG-TERM INCENTIVE COMPENSATION PLAN

Effective as of [☐], 2014*

WHEREAS, Elephant Talk Communications Corp. (the “Company”) sponsors and maintains the Amended and Restated Elephant Talk Communications Corp. 2008 Long-Term Incentive Compensation Plan (the “Plan”),

WHEREAS, the Company reserved 46,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), for issuance under the Plan;

WHEREAS, the Company’s Board of Directors (the “Board”) previously approved an amendment to the Plan to increase the number of shares of Common Stock that may be issued under the Plan from 46,000,000 to 56,000,000 shares;

WHEREAS, Section 11.1 of the Plan reserves to the Board, subject to stockholder approval, as applicable, the right to amend the Plan at any time and from time to time;

NOW, THEREFORE, effective as of the date first written above, Section 1.3 of the Plan is hereby amended and restated in its entirety, to read as follows:

Section 1.3 Shares Subject to the Plan. Subject to the limitations set forth in the Plan, Awards may be made under this Plan for a total of 56,000,000 shares of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), all of which may be issued in respect of Incentive Stock Options.

Except as expressly amended herein, the Plan and all of the provisions contained therein shall remain in full force and effect.

The undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board and the Company’s Stockholders effective as of the date first written above.

ELEPHANT TALK COMMUNICATIONS CORP.

By:
Name:	Alex Vermeulen
Title:	General Counsel and Secretary

*	Amendment No. 2 effective date shall be the date stockholder approval is obtained.

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ELEPHANT TALK COMMUNICATIONS CORP.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD SEPTEMBER 12, 2014 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Steven van der Velden, our President, Chairman and Chief Executive Officer, and Alex Vermeulen, our General Counsel and Secretary (the “Proxy holders”), together as proxies and each with full power of substitution and re-substitution, to represent and to vote all shares of common stock of Elephant Talk Communications Corp. (the “Company”) at the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at 9:30 a.m., (New York time), on Friday, September 12, 2014 at the offices of Lowenstein Sandler LLP at 1251 Avenue of the Americas, New York, New York 10020, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given. The undersigned also appoints the Proxy holders to vote at their discretion on any other matter that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR ALL” six director nominees in Proposal 1 and “FOR” Proposals 2 and 3.

IMPORTANT ‒ PLEASE SIGN AND RETURN THIS PROXY PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

(Continued and to be dated and signed on reverse side)

▲	FOLD AND DETACH HERE AND READ THE REVERSE SIDE	▲

Important Notice Regarding the Availability of Proxy Materials for
the Annual Meeting of Stockholders to be held on September 12, 2014.

The Proxy Statement and our 2013 Annual Report to Stockholders are available at: http://viewproxy.com/elephanttalk/2014/

Please mark your votes like this	☒

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned Stockholder. If no direction is made this Proxy will be voted “FOR ALL” six director nominees in Proposal 1 and “FOR” Proposals 2 and 3. Please mark, sign, date and return the Proxy promptly, using the enclosed envelope.

1. TO ELECT SIX DIRECTORS FOR A TERM EXPIRING AT THE NEXT ANNUAL MEETING OF THE COMPANY, OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.	FOR all nominees listed below (except as indicated to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

NOMINEES:
01. STEVEN VAN DER VELDEN, 02. YVES VAN SANTE, 03. GEOFFREY LELAND, 04. CARL STEVENS, 05. JAIME BUSTILLO 06. FRANCISCO ROS
(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space below)

DO NOT PRINT IN THIS AREA
(Shareholder Name & Address Data)

2.	TO APPROVE AN INCREASE IN THE NUMBER OF SHARES OF OUR COMMON STOCK AUTHORIZED FOR ISSUANCE UNDER THE AMENDED AND RESTATED ELEPHANT TALK COMMUNICATIONS CORP. 2008 LONG-TERM INCENTIVE COMPENSATION PLAN, AS AMENDED, BY 10,000,000 SHARES.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	TO RATIFY THE APPOINTMENT OF THE COMPANY’S INDEPENDENT AUDITORS FOR FISCAL YEAR 2014.

☐ FOR ☐ AGAINST ☐ ABSTAIN

4.	TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Dated:	, 2014	Signature	Signature

 Please sign exactly as the name(s) appears on the stock certificate(s). If the shares are held by an individual, the individual should sign. Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign. If the shares are held by a corporation, partnership or similar account, the name and capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: “ABC Corp., John Dow, Treasurer.”

▲	FOLD AND DETACH HERE AND READ THE REVERSE SIDE	▲

ELEPHANT TALK COMMUNICATIONS CORP.

As a stockholder of Elephant Talk Communications Corp., you have the option of voting your shares electronically through the Internet or by fax, eliminating the need to return the proxy card by mail. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., New York Time, on September 11, 2014. Votes submitted by mail or fax must be received prior to the meeting.

PLEASE DO NOT RETURN THE PROXY CARD
IF YOU ARE VOTING BY INTERNET OR BY FAX

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet.

INTERNET	FAX	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Fax:	Vote Your Proxy by Mail:
Go to www.cesvote.com	1 (973) 338-1430
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	Fax this proxy to the number above.	Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.